CONFIDENTIAL




Presentation to:


PROJECT HARBOR



BOARD DISCUSSION MATERIALS



May 18, 1999

  TABLE OF CONTENTS

     1        EXECUTIVE SUMMARY


     2        SITUATION ANALYSIS


     3        PRELIMINARY VALUATION ANALYSIS


     4        REVIEW OF STRATEGIC ALTERNATIVES
              A.  Status Quo
              B.  Major Acquisition
              C.  Spin-Off / Split-off
              D.  Tracking Stock
              E.  Sale of Segment
              F.  Morris Trust
              G.  LBO / Going Private
              H.  Sale of Harbor
                  1.  M&A Market Overview
                  2.  Selected Potential Buyers
                  3.  Process Overview


              APPENDIX
              A.  Detailed Summary of Alternative Transaction Structures
              B.  Comparable Companies Analysis
              C.  Precedent Transaction Analysis
              D.  Segment DCFs
              E.  WACC Analysis
              F.  EVA Analysis
              G.  Equity Investments
              H.  Premiums Paid Analysis

1       EXECUTIVE SUMMARY

AGENDA




->       Review of Selected Factors Influencing Current Market Valuation

-        Corporate

-        Industry

-        Market


->       Preliminary Valuation Analysis

-        Comparable Company

-        Precedent Transactions

-        Discounted Cash Flow

-        LBO


->       Shareholder Value Alternatives

-        Standalone

-        Business Separation Techniques

-        Partial or Outright Sale

HARBOR IS COMPRISED OF A NUMBER OF ATTRACTIVE HIGH MARGIN NICHE BUSINESSES




-       65% of Harbor's sales are from businesses with leading market positions

   -    Net Shaped Gears                             #1       -        Specialty Container Closures                #1

   -    Powdered Forged Connecting Rods              #1       -        High Pressure Gas Cylinders                 #1

   -    Hot Forging (Hatebur)                        #1       -        Specialty Gasket Products                   #1

   -    Aerospace Fasteners                          #1       -        Specialty Insulation Products               #1

   -    Towing Systems                               #1

-       These market positions are reflected in Harbor's margins


---------------------------------- ----------------- -------------------------------- -------------------------------------
                                        HARBOR               AUTO COMPARABLES               DIVERSIFIED COMPARABLES
---------------------------------- ----------------- -------------------------------- -------------------------------------
LTM EBIT Margin                         13.6%                     8.3%                               12.3%

Harbor Peer Ranking                       --                       3rd                                3rd
                                                          (out of 22 companies)              (out of 15 companies)

---------------------------------- ----------------- -------------------------------- -------------------------------------

HOWEVER, HARBOR'S STOCK PRICE HAS BEEN DECLINING ON A RELATIVE BASIS OVER THE LAST 12 MONTHS . . .

DAILY DATA: 5/13/98 THROUGH 5/13/99

                                  [LINE GRAPH]


                                                 Summary Statistics:
                                              High    Low    Average   Latest
------------   Harbor                         100%    55%      71%       67%
------------   Diversified Index: (a)         136%    74%     101%      135%
------------   Automotive Index: (b)          100%    68%      87%       94%
------------   S & P 500 Index                122%    85%     104%      122%


(a) Includes: ALD, CBE, CR, DHR, DOV, IR, ITW, PKOH, ROK, TXT, TYC, USI
(b) Includes: AIZ, ALV, ARV, AXL, BWA, CAST, DCN, DRRA, FMO, HAZ, INMT, JCI, LEA, MGA, MRA, MODI, SMPS, SPD, SUP, TWR, WCSTF

 . . . AND HARBOR TRADES AT A LOWER RELATIVE MULTIPLE COMPARED TO ITS PEERS(a)


           1999 ESTIMATED P/E (b)(c)                              2000 ESTIMATED P/E (b)(c)

 Harbor     Automotive  Automotive  Diversified         Harbor     Automotive  Automotive  Diversified
 Street     Component    Systems    Industrials         Street     Component    Systems    Industrials
Estimate    Suppliers   Suppliers                      Estimate    Suppliers   Suppliers
--------    ----------  ----------  -----------        --------    ---------   ----------  -----------
9.5x        9.6x         13.2x         19.8x             8.7x        9.0x         10.5x       18.0x


                  [BAR GRAPH]                                            [BAR GRAPH]



--------------------------
(a) Closing stock price as of May 13, 1999
(b) Automotive Component Suppliers include: AIZ, AXL, ARV, BWA, CAST, DRRA, INMT, MRA, MODI, SMPS, SPD, SUP, TWR, WCSTF
(c) Automotive Systems Suppliers include:  ALV, DCN, FMO, HAZ, JCI, LEA, MGA

SALOMON SMITH BARNEY BELIEVES A COMBINATION OF CORPORATE, INDUSTRY AND MARKET FACTORS LEAD TO HARBOR'S RELATIVE UNDERVALUATION

 -----------               ----------                        ---------
|Corporate  |          +  | Industry |                +     | Market  |
| Factors   |             | Factors  |                      | Factors |
 -----------               ----------                        ---------
 Small Size                 Cyclicality                       Low Liquidity

 High Leverage              Consolidation Trend               Limited Research
                                                             Coverage
 Lower Relative Growth      Systems vs. Components
 Expectations

 Complex Corporate
 Structure

 Mixed Earnings
 Predictability



------------------------------------------------------------------------------
                                      |
                                     \ /



                         LOW HARBOR PUBLIC MARKET VALUE

THE WALL STREET COMMUNITY HAS EMPHASIZED THESE FACTORS IN ITS RESEARCH



- "While Harbor's exposure to cyclically sensitive businesses has been reduced over the years, a cyclical downturn would negatively impact results."--Salomon Smith Barney (2/23/99)


- "Total debt today equals about 85% of total capital vs. 70% in 1994, and that may be partially reflected in stock valuation now."--CIBC Oppenheimer (2/25/99)


- "Harbor's automotive business is performing well... ironically, however, the non-automotive businesses are having a tougher go at it, because their end markets include sectors or geographic regions that are experiencing a slow down."--DLJ (11/18/98)

THERE ARE SEVERAL ALTERNATIVES THAT MAY HELP UNLOCK VALUE AT HARBOR

                                  [CHART}

                                                            ---------------
                                                          --|    Equity   |
                                                          | | Carve-Out   |
                                                          | ---------------
                                    ---------------       |
                                    |  Status Quo |*      |    -------------
                              ------|             |       |    |  Spin-Off |*
                              |     ---------------       -----|           |
                              |                           |    -------------
             ---------------  | ----------------------    |
             |             |  | |     Leveraged      |    |
           --| Stand Alone |--|-|                    |  |--
           | |             |  | |  Recapitalization  |  | |
           | ---------------  | ----------------------  | |  ---------------
           |                  |    ----------------     | |--|  Split-Off  |*
           |                  |    |    Major     |*    | |  ---------------
           |                  |----|  Acquisition |     | |
           |                       ----------------     | |  -------------
           |                       ----------------     | |  | Tracking  |*
           |                       |    Public    |     | |--|           |
           |                     |-|              |------    |   Stock   |
           |                     | | Distribution |          -------------
           |                     | ----------------
---------- |   --------------    |
| HARBOR |-----| Separation |----|
---------- |   --------------    |  -------------------
           |                     |  |  Private Market |--   -----------------
           |                     |--|------------------ |   |   Leveraged   |
           |                                            ----|  Partnership  |
           |                         ------------------ |   -----------------
           |                         |      Cash      | |
           |                    |----|    (Taxable)   | |
           |                    |    ------------------ |   -------------
           |       ---------    |                       |   |  Sale of  |*
           |-------|  Sale |-----                       ----|           |
                   ---------    |     ---------------   |   |  Segment  |
                                |-----|     Stock   |   |   -------------
                                |     |  (Tax Free) |   |
                                |     ---------------   |   -----------
                                |       ------------    |   |  Morris |*
                                --------|   LBO    |*   ----|         |
                                        ------------        |  Trust  |
                                                            -----------

* Alternatives reviewed in Tab 4

2 SITUATION ANALYSIS

A NUMBER OF SIGNIFICANT CORPORATE FACTORS ADVERSELY IMPACT HARBOR'S MARKET VALUE


Corporate Factors

-  Small size
-  High leverage
-  Lower relative growth expectations
-  Complex corporate structure
-  Mixed earnings predictability

THROUGHOUT OUR ANALYSIS, WE HAVE COMPARED HARBOR TO A DIVERSIFIED INDUSTRIALS GROUP AND AN AUTOMOTIVE SUPPLIERS GROUP



Diversified Industrials                      Automotive Suppliers
-------------------------------              ----------------------------------------------------------------------------
AlliedSignal               ALD               Amcast                      AIZ             Johnson Controls           JCI
Cooper Industries          CBE               American Axle               AXL             Lear                       LEA
Crane                      CR                Arvin                       ARV             Magna                      MGA
Danaher                    DHR               Autoliv                     ALV             Meritor                    MRA
Dover                      DOV               Borg-Warner                 BWA             Modine                     MODI
Harsco                     HSC               Citation                    CAST            Simpson                    SMPS
Illinois Tool Works        ITW               Dana                        DCN             Standard Products          SPD
Ingersoll-Rand             IR                Dura                        DRRA            Superior Industries        SUP
Park-Ohio                  PKOH              Federal Mogul               FMO             Tower Automotive           TWR
Rockwell                   ROK               Hayes Lemmerz               HAZ             Wescast                    WCSTF
SPX                        SPW               Intermet                    INMT
Textron                    TXT
Tyco Industries            TYC
U.S. Industries            USI


HARBOR'S SMALL SIZE IS CONSPICUOUS





ANNUAL REVENUES
--------------------------------    ---------------------------------------
   DIVERSIFIED INDUSTRIALS                  AUTOMOTIVE SUPPLIERS (a)
--------------------------------    ---------------------------------------
         [BAR GRAPH]                              [BAR GRAPH]

---------------
(a) Includes Harbor's automotive revenues only

HARBOR IS CONSTRAINED BY HIGH LEVERAGE



TOTAL DEBT / TOTAL CAPITALIZATION

[BAR GRAPH]


GREEN DENOTES AUTOMOTIVE SUPPLIERS, BLUE DENOTES DIVERSIFIED INDUSTRIAL


Note: AXL and HAZ have been recapitalized in leveraged buyouts within the past
      5 years

THOUGH HARBOR'S HISTORICAL GROWTH RECORD IS IMPRESSIVE . . .




3-YEAR HISTORICAL EPS CAGR (a)

[BAR GRAPH]

GREEN DENOTES AUTOMOTIVE SUPPLIERS, BLUE DENOTES DIVERSIFIED INDUSTRIAL
(a) Excludes non-recurring gains and charges.

 . . . WALL STREET'S VIEW OF HARBOR'S PROJECTED GROWTH IS LESS APPEALING




5-YEAR CONSENSUS EPS GROWTH ESTIMATE


[BAR GRAPH]

GREEN DENOTES AUTOMOTIVE SUPPLIERS, BLUE DENOTES DIVERSIFIED INDUSTRIAL

HARBOR'S RELATIONSHIP WITH AFFILIATED COMPANIES IS DIFFICULT FOR EQUITY ANALYSTS TO UNDERSTAND


                           HARBOR OWNERSHIP STRUCTURE
                           --------------------------
                    Fellini(a)                         18%
                    Insiders                           17%
                    Public                             65%

                               HARBOR AFFILIATES
                               -----------------

                                                  HARBOR
               AFFILIATE                        OWNERSHIP
               ---------                        ---------
          Titan International (Public)              16%
          DelcoRemy (Public)                        17%
          MSX International (Private)               45%
          Saturn Electronics (Private)              29%
          TWR                                    Warrants

(a) Fellini has a corporate services agreement with Harbor and 3.5% of Fellini is owned by Harbor's insiders. Harbor pays Fellini 0.8% of consolidated net sales in exchange for office space, data processing, R&D services, administrative and other services.

HARBOR HAS MET STREET EXPECTATIONS LESS OFTEN THAN ITS PEERS



% OF LAST 10 QUARTERS COMPANY HAS MET EARNINGS EXPECTATIONS

[BAR GRAPH]



GREEN DENOTES AUTOMOTIVE SUPPLIERS, BLUE DENOTES DIVERSIFIED INDUSTRIAL

THESE CORPORATE CONSIDERATIONS HAVE BEEN COMPOUNDED BY A DIFFICULT INDUSTRY ENVIRONMENT AND SELECTED MARKET FACTORS



Industry Factors                              Market Factors
--------------------------                    -----------------------------
-   Cyclicality                               -   Low Liquidity
-   Consolidation Trend                       -   Limited Research Coverage
-   Systems vs. Components

HARBOR'S HISTORY AND BUSINESS MIX SUGGEST SIGNIFICANT VULNERABILITY TO CYCLIC DOWNTURNS


(US $ in millions)
Historical Financial Results


SLOOP                          1989       1990        1991        1992
-----                          ----       ----        ----        ----
   Revenues                   $1,529     $1,373      $1,266      $1,445

      % Growth                   4.1%     (10.2%)      (7.8%)      14.1%

   EBIT                         $130        $71         $44        $112
--------------------------------------------------------------------------------

      % Margin                   8.5%       5.1%        3.5%        7.7%
--------------------------------------------------------------------------------

Schooner

   Revenues                     $221       $329        $339        $388

      % Growth (a)               121%      48.9%        3.0%       14.5%

   EBIT                          $42        $54         $54         $59
--------------------------------------------------------------------------------

      % Margin                  19.0%      16.4%       15.9%       15.2%
--------------------------------------------------------------------------------


Customer End Use Market


[PIE CHART]

US Auto                         40%
Other                            5%
Consumer                        17%
Aerospace                        2%
Foreign Auto                     7%
Chemical                        15%
Off Road, Truck Etc.            14%



(a) 1989 Schooner revenue growth of 121% is due to the acquisition of five businesses (Commonwealth, Eskay, Norris, Rieke and Precision Cutting Tools). 1990 Schooner revenue growth of 49% is due to the acquisition of four businesses (Compac, Fulton, Reese and Draw Tite).

THE AUTO SUPPLY SECTOR HAS BEEN RAPIDLY CONSOLIDATING


TOP 20 INDEPENDENT AUTO SUPPLIERS BY REVENUE

                   1995                                   1998
                   ----                                   ----
                [BAR GRAPH]                            [BAR GRAPH]




Source: 1995 - The Economist Intelligence Unit; 1998 - Company filings and research reports.
NOTE: Excludes Bosch, Bridgestone, Delphi, Denso, Goodyear, Michelin and Visteon, which all have sales over $15 billion. Pro forma for recent acquisitions. Includes automotive operations only for Harbor and other diversified companies

THERE HAS BEEN A BIFURCATION OF VALUATIONS BETWEEN SYSTEMS AND COMPONENT SUPPLIERS (a)(b)


[BAR GRAPH]                                  [BAR GRAPH]
LTM REVENUES (US$ in millions) (c)           NET INCOME PROJECTED 5-YEAR CAGR
----------------------------------           --------------------------------
Harbor                      $  807           Harbor                       11.1%
Components Suppliers        $1,083           Components Suppliers         12.9%
Systems Suppliers           $8,260           Systems Suppliers            14.8%




[BAR GRAPH]                                  [BAR GRAPH]
TOTAL DEBT / CAPITALIZATION                  P/E MULTIPLES (d)       1999    2000
---------------------------                  -----------------      ------  ------
Harbor                        85.0%          Harbor                  9.5x    8.7x
Components Suppliers          50.4%          Components Suppliers    9.6x    9.0x
Systems Suppliers             54.7%          Systems Suppliers      13.2x   10.5x




(a) Components Suppliers include: AIZ, AXL, ARV, BWA, CAST, DRRA, INMT, MRA, MODI, SMPS, SPD, SUP, TWR, WCSTF
(b) Systems Suppliers include:  ALV, DCN, FMO, HAZ, JCI, LEA, MGA
(c) Includes Harbor's automotive revenues only.
(d) Closing stock price as of May 13, 1999.

INSTITUTIONAL INVESTORS HAVE MORE LIQUID INVESTMENT OPPORTUNITIES THAN HARBOR IN BOTH THE DIVERSIFIED AND AUTOMOTIVE SECTORS(a)


AVERAGE VALUE TRADED DAILY

             DIVERSIFIED INDUSTRIALS               AUTOMOTIVE SUPPLIERS
             -----------------------               --------------------

                 [BAR GRAPH]                            [BAR GRAPH]




----------------------------------
(a) LTM data - May 13,1998 - May 13,1999.

HARBOR'S RESEARCH COVERAGE IS CONCENTRATED AMONG AUTOMOTIVE ANALYSTS




                                                                                   Sector Affiliation
Firm                            Analyst                         Diversified Industrials             Automotive Suppliers
----                            -------                         -----------------------             --------------------
Salomon Smith Barney            Donald Zwyer                            X

BT Alex Brown                   Harriet Baldwin                         X

Bear, Stearns                   Eric Goldstein                                                             X

CIBC Oppenheimer                Phil Fricke                                                                X

DLJ                             Wendy Beale Needham                                                        X

Morgan Stanley                  Stephen Girsky                                                             X

PaineWebber                     Matthew Stover                                                             X
------------------------------------------------------------------------------------------------------------------------
% OF HARBOR'S 1999E                                                   52%                                48%
REVENUE

AVERAGE SECTOR 1999E P/E                                            19.8x                              11.8x
(a) (Harbor = 9.5x)


(a) Diversified Index: ALD, CBE, CR, DHR, DOV, IR, ITW, PKOH, ROK, TXT, TYC, USI Automotive Index: AIZ, ALV, ARV, AXL, BWA, CAST, DCN, DRRA, FMO, HAZ, INMT, JCI, LEA, MGA, MRA, MODI, SMPS, SPD, SUP, TWR, WCSTF

SALOMON SMITH BARNEY BELIEVES THAT THREE OF HARBOR'S CHALLENGES HAVE A DISPROPORTIONATELY HIGH IMPACT ON VALUE




Small Size                           High Leverage                            Lower Relative Growth Expectations
----------                           -------------                            ----------------------------------
- Limited economies of scale         - Availability/cost of new capital       - Ability to attract equity market focus
- Small customer footprint           - Risk of cyclical downturn              - Ability to generate growing cash flow to
- Future margin compression          - Limited ability to act as                support investment and repay debt over
                                       consolidator                             the near term

A COMBINATION OF SIZE, MARKET LEVERAGE AND GROWTH CAN EXPLAIN OVER 75% OF THE VARIATION IN OUR BROAD UNIVERSE OF COMPARABLE COMPANY P/E RATIOS (1)



1999E P/E


                                 Predicted P/E
                                 R-Squared=76.8%

                                  [LINE GRAPH]



Source: Salomon Smith Barney 5/13/99

     P/E = -7.03+ 5.70 X LOG(FIRM VALUE) - 9.38 X TOTAL DEBT / TOTAL MARKET
                  CAPITALIZATION + 24.39 X5 YR. PROJECTED CAGR

(1) R-squared calculation does not include Danaher.

3 PRELIMINARY VALUATION ANALYSIS

HARBOR'S MANAGEMENT PLAN SUPPORTS STABLE GROWTH



[BAR GRAPH]                                     [BAR GRAPH]
REVENUES                                        EBITDA                EBITDA           EBITDA MARGIN
--------                                        ------                ------           -------------
1998                    $1,590                  1998                    $  298
1999E                   $1,610                  1999E                   $  297
2000E                   $1,701                  2000E                   $  317
2001E                   $1,800                  2001E                   $  334
2002E                   $1,907                  2002E                   $  358
2003E                   $2,024                  2003E                   $  384



     CAGR 1999-2003: 5.9%                            CAGR 1999-2003: 6.6%



                                                                                           NET DEBT/
[BAR GRAPH]                                     [BAR GRAPH]                               TOTAL BOOK
EPS (a) (b)                                     NET DEBT (b)                            CAPITALIZATION
-----------                                     ------------                            --------------
1998                    $ 1.84                  1998                    $1,286
1999E                   $ 1.82                  1999E                   $1,208
2000E                   $ 2.06                  2000E                   $1,179
2001E                   $ 2.31                  2001E                   $1,112
2002E                   $ 2.65                  2002E                   $1,040
2003E                   $ 3.05                  2003E                   $  948


    CAGR 1999-2003: 9.8%


(a) Based on Harbor management's net income estimates (excluding non-recurring items) and 47.2 million fully diluted shares outstanding.

(b) Striped portion of bar for 2003E represents non-conversion of convertible subordinated debentures ($2.67 EPS, 638 net debt), while solid bar assumes conversion of $305 million debentures at $31 per share ($3.05 EPS, 948 net debt).

PRELIMINARY VALUATION SUMMARY


[GRAPH BAR]
                                        52 Week          Current                52 Week
                                            Low          Market Price            High
                                         $14.00          $17.13                 $25.19
                                         ------          ------                 ------
    COMPARABLE COMPANY
              ANALYSIS

                - Auto                   $   15          $   19

         - Diversified                                   $   22                 $   26

             - Average                                   $   19                 $   23

 PRECEDENT TRANSACTION
              ANALYSIS

                - Auto                                   $   22                 $   27

         - Diversified                                   $   29                 $   35

             - Average                                   $   26                 $   31


  DISCOUNTED CASH FLOW
              ANALYSIS                   $   16                                 $   23

                   LBO                   $   15          $   19

         PREMIUMS PAID
          ANALYSIS (a)                                   $   22                 $   23

                        $5.00     $10.00       $15.00          $20.00      $25.00       $30.00      $35.00      $40.00

                                                           Value Per Share

Source: Salomon Smith Barney 5/14/99
(a) Based on 30-35% premium over current market price.

PRELIMINARY VALUATION SUMMARY - COMPARABLE COMPANIES


Comparable Companies
------------------------------------------------------------------------------------------------------------------------
                                                     MULTIPLE RANGE (b)           EQUITY VALUE PER SHARE (c)
                                OPERATING      ----------------------------   --------------------------------
VALUATION PARAMETERS             METRIC (a)        LOW               HIGH       LOW                       HIGH
------------------------------------------------------------------------------------------------------------------------
Automotive
------------------------------------------------------------------------------------------------------------------------
1998 EBITDA                       $ 298           5.2x               6.0x      $ 8.09                   $13.14
1998 EBIT                           230           8.8                9.6        18.15                    22.05
1999E EPS (d)                      1.82           9.0               10.0        16.41                    18.24
2000E EPS (d)                      2.06           8.0                9.0        16.46                    18.51

                                ------------------------------------------------------------------------------
                                CONSENSUS RANGE                                $15.00                   $19.00
                                ------------------------------------------------------------------------------
Diversified
------------------------------------------------------------------------------------------------------------------------
1998 EBITDA                       $ 298           7.3x               8.3x      $21.36                   $27.68
1998 EBIT                           230           9.5               10.5        21.56                    26.44
1999E EPS (d)                      1.82          12.4               13.4        22.61                    24.44
2000E EPS (d)                      2.06          11.0               12.0        22.63                    24.68

                                ------------------------------------------------------------------------------
                                CONSENSUS RANGE                                $22.00                   $26.00
                                ------------------------------------------------------------------------------

Weighted Average (e)
------------------------------------------------------------------------------------------------------------------------
1998 EBITDA                       $ 298           6.3x               7.2x      $14.72                   $20.41
1998 EBIT                           230           9.2               10.1        19.85                    24.24
1999E EPS (d)                      1.82          10.7               11.7        19.51                    21.34
2000E EPS (d)                      2.06           9.5               10.5        19.54                    21.60

                                ------------------------------------------------------------------------------
                                CONSENSUS RANGE                                $18.50                   $22.50
                                ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a) Based on Harbor management projections.
(b) Multiple ranges based on selected comparable companies plus or minus 10%.
(c) Based on debt of $1,388 million (including convertible subordinated debentures), cash of $29 million, option proceeds of $7 million, equity investments at market of $184 million and 47.2 million fully diluted shares outstanding (out-of-the-money conv. sub. debentures not included).
(d) Based on Harbor management net income estimates and 47.2 million fully diluted shares outstanding (out-of-the-money conv. sub. debentures not included).
(e) Weighted average based on 50% Automotive and 50% Diversified. Actual Automotive and Diversified statistics for 1999E revenue, EBIT and EBITDA are 48%/52%, 44%/56% and 48%/52%, respectively.

PRELIMINARY VALUATION SUMMARY - PRECEDENT TRANSACTIONS


Precedent Transactions
------------------------------------------------------------------------------------------------------------------------
                                                     MULTIPLE RANGE (b)           EQUITY VALUE PER SHARE (c)
                                OPERATING      ----------------------------   --------------------------------
VALUATION PARAMETERS             METRIC (a)        LOW               HIGH       LOW                       HIGH
------------------------------------------------------------------------------------------------------------------------
Automotive
------------------------------------------------------------------------------------------------------------------------
1998 EBITDA                         298           7.0x               8.0x      $19.46                   $25.78
1998 EBIT                           230          10.0               11.0        24.00                    28.88

                                ------------------------------------------------------------------------------
                                CONSENSUS RANGE                                $22.00                   $27.00
                                ------------------------------------------------------------------------------

Diversified
------------------------------------------------------------------------------------------------------------------------
1998 EBITDA                         298           8.5x               9.5x      $28.94                   $35.26
1998 EBIT                           230          11.0               12.0        28.88                    33.75

                                ------------------------------------------------------------------------------
                                CONSENSUS RANGE                                $29.00                   $35.00
                                ------------------------------------------------------------------------------

Weighted Average (d)
------------------------------------------------------------------------------------------------------------------------
1998 EBITDA                         298           7.8x               8.8x      $24.20                   $30.52
1998 EBIT                           230          10.5               11.5        26.44                    31.32

                                ------------------------------------------------------------------------------
                                CONSENSUS RANGE                                $26.00                   $31.00
                                ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a) Based on Harbor management projections.
(b) Multiple ranges based on selected precedent transactions plus or minus 10%.
(c) Based on debt of $1,388 million (including conv. sub. debentures), cash of $29 million, option proceeds of $7 million, equity investments at market of $184 million and 47.2 million fully diluted shares outstanding (out-of-the-money conv. sub. debentures not included).
(d) Weighted average based on 50% Automotive and 50% Diversified. Actual Automotive and Diversified statistics for 1999E revenue, EBIT and EBITDA are 48%/52%, 44%/56% and 48%/52%, respectively.

PRELIMINARY VALUATION SUMMARY - DCF


                                                                  Exit EBITDA Multiple                      Firm Value
                                                              ------------------------------        --------------------------
Segment Discounted Cash Flow                                    Low                  High              Low              High
------------------------------------------------------------------------------------------------------------------------------
(Discount rate of 9.5 to 10.5% applies to all segments)

Automotive Segment                                              5.2x                 6.2x             $  750           $  900

Diversified Segments                                            7.3x                 8.3x             $1,220           $1,420
                                                                                                   --------------------------
Total Firm Value - Segment DCFs                                                                       $1,970           $2,320

------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE PER SHARE - SEGMENT  DCFS (a)                                                            $13.10           $20.50
------------------------------------------------------------------------------------------------------------------------------

Equity Value Per Share - Equity Investments (b)                                                       $ 3.90           $ 3.90

Equity Value Per Share - Corporate (c)                                                               ($ 0.66)         ($ 1.81)

------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE PER SHARE - CONSOLIDATED (a)                                                             $16.34           $22.59
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a) Based on debt of $1,388 million (including convertible subordinated debentures), cash of $29 million, option proceeds of $7 million and 47.2 million fully diluted shares outstanding (out-of-the-money convertible subordinated debentures not included).
(b) Based on equity investments valued at market of $184 million.
(c) Corporate expenses include S,G&A, goodwill amortization, elimination of inter-segment sales and other costs.

LEVERAGED BUYOUT ANALYSIS


                                                                   Purchase Price Per Share
                                                        -------------------------------------------------------
Premium to:                                             $17.50           $20.00          $25.00          $30.00
                                                        ------           ------          ------          ------
Market Price @ 5/13/99                    $17.13          2.2%            16.8%           46.0%           75.2%
52 Week High @ 5/14/98                     25.19        (30.5%)          (20.6%)          (0.7%)          19.1%
52 Week Low @ 2/17/99                      14.00         25.0%            42.9%           78.6%          114.3%

IRR to Investor Exiting in Year: (1)
Year 4 - 2003                                            34.9%            30.6%           22.4%           14.4%

Pro Forma 1999 Credit Stats:               Current
                                           -------
EBITDA / Total Interest                      3.5x         2.5x             2.3x            2.1x            1.9x
Debt / EBITDA                                4.8          4.9              5.2             6.0             6.7
% of Total Debt Repaid by 2003                NA         32.0%            28.5%           22.7%           18.2%
--------------------------------------------------------------------------------------------------------------

                                                                      LBO Analysis
                                           ------------------------------------------------------------------
                                                                                   Sensitivity
                                                                   ------------------------------------------
                                                Harbor Plan          EBITDA (+ 10%)         EBITDA (+ 15%)
                                           -------------------     ------------------     -------------------
Valuation Parameters:                        Low         High       Low         High        Low         High
                                           ------       ------     ------      ------     ------       ------
Test 1: 4 year IRR = 20% - 40%             $14.75       $26.50     $17.25      $30.00     $18.40       $31.75

Test 2: EBITDA/Total Interest > 2.0x           --        27.50         --       31.00         --        33.25

Test 3: Debt/EBITDA < 5.0x                     --        18.75         --       22.50         --        24.00
                                           -------------------     ------------------     -------------------
Consensus Range                            $15.00       $19.00     $17.00      $23.00     $18.00       $24.00
-------------------------------------------------------------------------------------------------------------

----------------
Note: Assumes LBO is funded with 30% equity consideration, $500 million of tranche A bank debt at 8.0%, $500 million of tranche B bank debt at 8.5%, and $200 million of subordinated debt at 10.0%

Credit facility is funded at 7.0% and fluctuates based on acquisition price.

(1)  Based on a 8.0 x EBITDA exit multiple.

PRELIMINARY EVA SENSITIVITY ANALYSIS

                     EVA AT VARIOUS WACC AND PRICE PER SHARE

(US $ in millions)

                                 PRICE PER SHARE
                  ----------------------------------------------
                  $15.00    $17.50    $20.00    $22.50    $25.00
                  ------    ------    ------    ------    ------
WACC     9.00%     $353      $193      $ 34     ($126)    ($286)

        10.00%     $ 26     ($127)    ($279)    ($431)    ($584)

        11.00%    ($220)    ($367)    ($514)    ($661)    ($808)

    PRE-TAX SYNERGIES FOR BREAK-EVEN EVA AT VARIOUS WACC AND PRICE PER SHARE

(US $ in millions)

                                   PRICE PER SHARE
                 -----------------------------------------------------------
                 $   15.00    $   17.50    $   20.00    $  22.50    $  25.00
                 ---------    ---------    ---------    --------    --------
WACC     9.00%   $     0.0    $     0.0    $     0.0    $   14.0    $   31.6

        10.00%   $     0.0    $    16.3    $    36.0    $   55.6    $   75.3

        11.00%   $    32.3    $    53.9    $    75.5    $   97.2    $  118.8

IMPLIED MULTIPLES MATRIX


                                                                                       Public Market          Private Market
                                                        Sales Price per Share          Mean Multiples         Mean Multiples
(Dollars in Millions,           Operating   Market   --------------------------      ------------------     -------------------
Except per Share Amounts)          Data    $17.13    $20.00    $25.00    $30.00      Auto   Diversified     Auto    Diversified
-------------------------------------------------------------------------------------------------------------------------------
Equity Value (a)                           $  801    $  965    $1,209    $1,453
Firm Value (b)                              1,976     2,140     2,384     2,628
-------------------------------------------------------------------------------
Market Prices                              Premium/(Discount) to Price

Current 5/13/99                  $  17.13     0.0%     16.8%     46.0%     75.2%      --        --             30% - 35% (d)
-------------------------------------------------------------------------------------------------------------------------------
EBITDA                                     Firm Value/EBITDA

1998A                            $    298     6.6x      7.2x      8.0x      8.8x     5.6x      7.8x          7.5x        8.5x

1999E - Harbor                        297     6.7       7.2       8.0       8.8       --        --            --          --
-------------------------------------------------------------------------------------------------------------------------------
EBITA                                       Firm Value/EBIT

1998A                            $    230     8.6x      9.3x     10.4x     11.4x     9.2x     10.0x         10.5x       11.5x

1999E - Harbor                        217     9.1       9.9      11.0      12.1       --        --            --          --
-------------------------------------------------------------------------------------------------------------------------------
Earnings per Share                         Price/Earnings per Share
1998A                            $   1.83     9.4x     10.9x     13.7x     16.4x      --        --            --          --

1999E - First Call                   1.80     9.5      11.1      13.9      16.7      9.5x     12.9x           --          --
2000E - First Call                   1.96     8.7      10.2      12.8      15.3      8.5      11.5            --          --

1999E - Harbor (c)                   1.82     9.4      11.0      13.7      16.4      9.5x     12.9x           --          --
2000E - Harbor (c)                   2.06     8.3       9.7      12.2      14.6      8.5      11.5            --          --
-------------------------------------------------------------------------------------------------------------------------------

(a) Equity Value is based on the purchase of all fully diluted shares at the offer price less any option proceeds.

(b) Firm Value equals equity value plus debt, less cash, less equity investments.

(c) Based on Harbor management net income estimates and 47.2 million fully diluted shares outstanding (out-of-the-money convertible subordinated debentures not included).

(d) Private market mean multiples to current stock price based on median premiums paid (1 week and 4 weeks prior) on all manufacturing transactions of $1.5-$2.5 billion in size during the last twelve months.

4     REVIEW OF STRATEGIC ALTERNATIVES

THERE ARE SEVERAL ALTERNATIVES THAT MAY HELP UNLOCK VALUE AT HARBOR

                                  (CHART}

                                                            ---------------
                                                          --|    Equity   |
                                                          | | Carve-Out   |
                                                          | ---------------
                                    ---------------       |
                                    |  Status Quo |*      |    -------------
                              ------|             |       |    |  Spin-Off |*
                              |     ---------------       -----|           |
                              |                           |    -------------
             ---------------  | ----------------------    |
             |             |  | |     Leveraged      |    |
           --| Stand Alone |--|-|                    |  |--
           | |             |  | |  Recapitalization  |  | |
           | ---------------  | ----------------------  | |  ---------------
           |                  |    ----------------     | |--|  Split-Off  |*
           |                  |    |    Major     |*    | |  ---------------
           |                  |----|  Acquisition |     | |
           |                       ----------------     | |  -------------
           |                       ----------------     | |  | Tracking  |*
           |                       |    Public    |     | |--|           |
           |                     |-|              |------    |   Stock   |
           |                     | | Distribution |          -------------
           |                     | ----------------
---------- |   --------------    |
| HARBOR |-----| Separation |----|
---------- |   --------------    |  -------------------
           |                     |  |  Private Market |--   -----------------
           |                     |--|------------------ |   |   Leveraged   |
           |                                            ----|  Partnership  |
           |                         ------------------ |   -----------------
           |                         |      Cash      | |
           |                    |----|    (Taxable)   | |
           |                    |    ------------------ |   -------------
           |       ---------    |                       |   |  Sale of  |*
           |-------|  Sale |-----                       ----|           |
                   ---------    |     ---------------   |   |  Segment  |
                                |-----|     Stock   |   |   -------------
                                |     |  (Tax Free) |   |
                                |     ---------------   |   -----------
                                |       ------------    |   |  Morris |*
                                --------|   LBO    |*   ----|         |
                                        ------------        |  Trust  |
                                                            -----------
*Alternatives reviewed in Tab 4

VIABILITY OF SELECTED TRANSACTION STRUCTURES



                                                      CORPORATE FACTORS                           TRANSACTION FACTORS
                                         -----------------------------------------   ----------------------------------------------
                                                                                          TAX            CONTROL       EXECUTION
TRANSACTION ALTERNATIVE                     SIZE          LEVERAGE        GROWTH       EFFICIENCY        PREMIUM      FEASIBILITY
---------------------------------------- ---------- -------------------- ---------   --------------- -------------- ---------------
STAND ALONE
    Status Quo                                 M              L              M               NA              NA              NA
    Major Acquisition for Stock                M              M              M                M               L               M
                                                     -------------------- --------    --------------- -------------- --------------
SEPARATION:  PUBLIC DISTRIBUTION
    Spin/Split-Off                             L              L              L                M               L               M
    Tracking Stock                             L              M              L                H               L               L
                                                     -------------------- --------    --------------- -------------- --------------
SEPARATION:  PRIVATE DISTRIBUTION
    Sale of Segment                            L              L              L                L               M               M
    Morris Trust                               M              L              M                M               M               L
                                                     -------------------- --------    --------------- -------------- --------------
SALE
    Strategic                                NA              NA              M                H               H               M
    LBO/Going Private                        NA              NA              L                H               H               M

L = Low
M = Medium
H = High

RELATIVE SHAREHOLDER VALUE CREATION


                                                                TRANSACTION ALTERNATIVES
                                       -----------------------------------------------------------------------------

                                         SPIN/                                                      HARBOR SALE
                           STATUS      SPLIT-OFF   TRACKING   SEGMENT SALE:                    ---------------------
                             QUO         AUTO        STOCK        AUTO        MORRIS TRUST     STRATEGIC      LBO(b)
                           ------      ---------   --------   -------------   ------------     ---------      ------
   52 Week High                                                                                 $28.50

Current Price $17.13 (a)   $19.50        $18.90     $20.60         $11.00       $21.50                        $21.00

   52 Week Low                                                                                                $17.00


(a) Stock price on May 13, 1999.

(b) $17.00-$17.13 represents midpoint of Harbor Plan. 17.13-$21.00 represents an EBITDA sensitivity of 15% above Harbor plan.

RELATIVE VALUE CREATION RATIONALE

------------------------------------------------------------------------------------------------------------------------------------
Transaction Alternatives      Valuation Methodology                               Factors Affecting Value
------------------------------------------------------------------------------------------------------------------------------------
STATUS QUO                    -   Midpoint of discounted cash flow analysis       -   Depends on execution of Harbor management plan
------------------------------------------------------------------------------------------------------------------------------------
SPIN/SPLIT-OFF AUTO           -   Pro forma Automotive and Diversified            -   Multiple pick-up due to separation
                                  2000E P/E multiple analysis                     -   Tax leakage due to gain on debt allocated to
                                                                                      Automotive (in excess of basis)
                                                                                  -   Additional interest costs due to loss of
                                                                                      consolidated credit
TRACKING STOCK                -   Pro forma Automotive and Diversified            -   Multiple pick-up due to separation
                                  2000E P/E multiple analysis                     -   Avoids tax related to legal separation
                                                                                  -   Consolidated credit is maintained
------------------------------------------------------------------------------------------------------------------------------------
SALE OF AUTO SEGMENT          -   Pro forma Diversified 2000E P/E multiple        -   Premium value on Auto segment
                                  at various EBITDA sale multiples                -   Significant tax leakage
MORRIS TRUST                  -   Pro forma Automotive and Diversified            -   Diversified receives modest M&A premium
                                  2000E P/E  multiple analysis                    -   Tax leakage due to gain on debt allocated to
                                                                                      Automotive (in excess of basis)
                                                                                  -   Additional interest costs due to loss of
                                                                                      consolidated credit
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC SALE - HARBOR       -   Midpoint of precedent transaction analysis      -   Harbor receives M&A premium
                                                                                  -   Proceeds direct to shareholders
LBO/GOING PRIVATE - HARBOR    -   LBO analysis                                    -   Depends on execution of Harbor management plan
                                                                                      and capital availability
------------------------------------------------------------------------------------------------------------------------------------

A.   STATUS QUO

MEANINGFUL VALUE CREATION SHOULD RESULT FROM THE EXECUTION OF HARBOR MANAGEMENT'S PLAN




Pros                                                             Cons
-----------------------------------------------------------     -----------------------------------------------------------
-   Strong operating management team with attractive track       -   A near-term cyclical downturn could threaten Harbor's
    record                                                           viability

-   Integration of diversified businesses has just begun         -   Historic bias against integration may hamper efforts
    with high probability of stronger results                        to cross-fertilize technology and customers

-   Management's recent initiatives to shed non-core             -   Continued small market capitalization and related
    operations should improve overall results                        "overhang"

-   Maintain flexibility to pursue alternatives in the           -   Continued high leverage
    future
                                                                 -   Corporate structure remains confusing to investor base
-   Plan execution would restore shaken investor confidence

- Future strategic initiatives will benefit from demonstrated financial improvement

HARBOR MANAGEMENT'S PLAN APPEARS TO BE REASONABLE




                                                                                                            HISTORIC 5 YR. CAGR
                                                                                                          ------------------------
                  1998         1999E        2000E        2001E         2002E         2003E        CAGR        SLOOP     SCHOONER
----------------------------------------------------------------------------------------------------------------------------------
Revenues         $1,590        $1,610       $1,701       $1,800       $1,907        $2,024         4.9%         0.1%      11.5%

EBITDA             $298          $297         $317         $334         $358          $384         5.2%        15.4%      13.0%
   % Margin        18.7%         18.4%        18.6%        18.6%        18.8%         19.0%

NET INCOME          $87           $86          $97         $109         $125          $152         9.9%        14.6%      23.5%

EPS (a)(b)        $1.84         $1.82        $2.06        $2.31        $2.65         $2.67         7.7%        15.1%      13.0%



                               CURRENT           1999E          IMPLIED
                              1999E P/E         EPS (c)       SHARE PRICE
-----------------------------------------------------------------------------
IMPLIED SHARE PRICE
   Harbor                          9.5x            $1.80          $17.13
   Auto Index                     11.8              1.80           21.20
   Diversified Index              19.8              1.80           35.60
-----------------------------------------------------------------------------

(a) Based on Harbor management's net income estimates (excluding non-recurring items) and 47.2 million fully diluted shares outstanding.
(b) 2003 EPS assumes conversion of $305 million convertible subordinated debentures at $31 per share.
(c)  Based on First Call Estimates.

B.  MAJOR ACQUISITION

ANY MAJOR ACQUISITION WILL REQUIRE STOCK CURRENCY DUE TO CURRENT DEBT LEVELS




Pros                                                                  Cons
-----------------------------------------------------------           --------------------------------------------------------
-   Harbor has proven its ability to integrate acquisitions           -   Current debt levels restrict cash acquisitions to
    efficiently and with minimal disruption                               sizes unlikely to materially increase Harbor's
    to operations                                                         valuation

-   If a less leveraged entity could be acquired at an                -   Harbor's undervalued public currency limits the
    attractive value, Harbor's long term viability                        candidates that would result in an earnings neutral
    would be enhanced                                                     transaction

-   Additional diversified assets may support Harbor's                -   In small deals, management distraction may outweigh
    effort to reposition its public valuation                             the value creation benefit

-   Wall Street favors "critical mass" and "industry                  -   Further reduces flexibility to fund future growth
    consolidators"
                                                                      -   Could reduce attractiveness of Harbor as a takeover
                                                                          candidate



POTENTIAL TARGETS



(US dollars in millions)


                            FIRM VALUE     MARKET        ANNUAL        FV / LTM      1999 P/E (b)   COMMENT
                                           CAP.(a)        SALES         EBITDA
------------------------------------------------------------------------------------------------------------------------------------
American Axle                 $1,498        $ 607         $2,041         12.3x          7.6x       - Good product fit; Blackstone's
                                                                                                     role may be problematic

Citation                         484          237            739          5.6          10.1        - Rumored to be for sale; major
                                                                                                     shareholder seeking liquidity;
                                                                                                     casting operations may not be
                                                                                                     attractive

New Venture Gear                  NA           NA          1,400           NA            NA        - In search of buyer some time
                                                                                                     ago; previously reviewed by
                                                                                                     Harbor; potentially negative
                                                                                                     response by other customers

Park Ohio                        391          155            552          7.4           9.4        - Potential synergies with
                                                                                                     automotive and fastener
                                                                                                     operations; CEO not likely to
                                                                                                     want to cede control

Simpson                          273          177            496          4.5           8.7        - Manageable size; potential
                                                                                                     synergies with vibration
                                                                                                     control; may conflict with net
                                                                                                     formed efforts



------------------------------------------------------------------------------------------------------------------------------------

Harbor                         2,067          766          1,636          6.8           9.5
------------------------------------------------------------------------------------------------------------------------------------

(a)  Based on primary shares outstanding.
(b)  Based on First Call Estimates.

EXAMPLE: AMERICAN AXLE



Business Description                                                            Pros
--------------------                                                            ----
> Manufacturer of driveline systems, including axles, propeller                 /\ From Harbor's perspective:
  shafts and chassis components
                                                                                -  Stock had suffered since IPO and is trading
- Estimated 33% market share of driveline products for light trucks                at discount to peers (e.g., 7.6x 1999E P/E)
  and SUVs made in North America and sold in the U.S.
                                                                                -  Excellent product fit

> American Axle was created in 1994 via an LBO out of GM, funded by             -  Provides systems opportunity and critical mass
  Blackstone and Richard Dauch
                                                                                /\ From American Axle's perspective:

> Acquisition of Colfor Manufacturing (February 1999) added a variety           -  Reduces exposure to GM, currently over 85% of
  of forged components and an estimated 20% share of the domestic market           sales
  for forgings
                                                                                -  Adds much needed critical mass

                                                                                -  Supports strategy to expand product lines (e.g.,
                                                                                   rolling chassis) and focus on forgings

Revenue Breakdown - LTM Sales $2.0 billion                                      Cons
------------------------------------------                                      ----
PRODUCT                                   GEOGRAPHIC

Other                    4%             Mexico & S. America          6%         \/ American Axle recently acquired Colfor, a
                                                                                   competitor of Harbor's in the U.S. forging market
Forged Products          9%             Canada                      13%
                                                                                \/ Already a highly leveraged situation, making all
Chassis Components       9%             Europe & Other               1%            cash transaction problematic

Propeller Shafts         9%             United States               80%         -  Current debt/EBITDA is 5.7x

Front Axles             16%                                                     \/ All stock merger likely to result in large
                                                                                   Blackstone ownership stake
Rear Axles              53%

AMERICAN AXLE: MARKET DATA

Stock Price Performance Since IPO
  DAILY DATA: 1/25/99 THROUGH 5/13/99


                                  [BAR GRAPH]


--- American Axle & Manufacturing: Price (left axis)

=== American Axle & Manufacturing: Volume (right axis)




Financial Summary (US$ in millions)         Ownership Summary
LTM Sales                 $2,041                                    Shares
LTM EBITDA                   122                                   (millions)        %
% Margin                     6.0%                                  ----------       ---
LTM EBIT                      50            Insiders (a)              31.0          79.5%
% Margin                     2.5%           Institutional              8.0          20.5%

Equity Market Value       $  803            Retail & Others            --            --
Firm Value                 1,498                                      ----         -----
                                                                      39.0         100.0%
FV / EBITDA                 12.3x
FV / EBIT                   29.8x
1999 (E) P/E                 7.6x
2000 (E) P/E                 6.8x
                                            (a) Includes Blackstone and Richard Dauch

AMERICAN AXLE: PRO FORMA COMBINATION ANALYSIS



--------------------------------------------------------------------------------------------------------------------------------
(US$ in millions, except per-share data) (a)        ALL STOCK PURCHASE /             50% CASH /
                                                     MERGER OF EQUALS            50% STOCK PURCHASE         ALL CASH PURCHASE
--------------------------------------------------------------------------------------------------------------------------------
Acquisition Price:                                       $15.38                        $18.00                   $ 18.00
Premium to Market                                             0%                         17.1%                     17.1%
Implied FV/EBITDA Multiple                                 12.3x                         13.5x                     13.5x
Implied 2000E P/E                                           6.8                           8.0                       8.0
                                                 -------------------------------------------------------------------------------

ACCRETION/(DILUTION):
2000 E EPS                                               $ 2.57                        $ 2.95                   $  4.34
Harbor accretion                                           30.9%                         50.3%                    121.4%
Pretax synergies required to break even                      NM                            NM                       NM

OWNERSHIP:
Harbor                                                     49.0%                         62.1%                   100.0%
American Axle                                              51.0                          37.9                      0.0

CREDIT STATISTICS:
Net Debt/EBITDA                                             4.9x                          6.1x                     7.2x
EBITDA/Net Interest                                         4.0                           3.1                      2.5
                                                 --------------------------

(a) Assumes 6.5% financing cost, 1% deal fees, 40% tax rate and 40 year goodwill amortization period.

C.  SPIN-OFF/SPLIT-OFF

SPIN-OFF: TRANSACTION OVERVIEW


- The segment borrows funds and distributes proceeds to Harbor. Harbor may receive cash proceeds tax-free up to its basis in the Segment
- Harbor distributes subsidiary shares to existing Harbor shareholders on a pro rata basis in a tax-free transaction

          BEFORE TRANSACTION                      TRANSACTION                          AFTER TRANSACTION
          ------------------                      -----------                          -----------------
         ---------------                          ---------------                             ---------------
         |    Harbor   |                          |   Harbor    |                             |   Harbor    |
         | Shareholders|                          | Shareholders| -----                       |Shareholders |
         ---------------                          ---------------     |                       ---------------
               |                                         |            |    Shares                  /  \
               |                                         |            |                           /    \
         ---------------                          ---------------     |                          /      \
         |   Harbor    |                          |   Harbor    |     |                         /        \
         |             |                          |             |     |                        /          \
         ---------------                          ---------------     |                       /            \
               |                                       |   \  \       |                      /              \
        -----------------                      ---------    \  \ Cash |                     /                \
100%    |               | 100%           100%  |       Spin  \  \     |             100%   /                  \   100%
---------------     ---------------     --------------- off ---------------        ---------------       ---------------
|  Segment 1  |     |  Segment 2  |     |  Segment 1  |     |  Segment 2  |        |  Segment 2  |       |   Harbor    |
|             |     |             |     |             |     |             |        |             |       |             |
---------------     ---------------     ---------------     ---------------        ---------------       ---------------
                                                  Note Payable |      | Cash                                    | 100%
                                                            ---------------                              ---------------
                                                            | Banks/Bond  |                              |  Segment 1  |
                                                            |   Markets   |                              |             |
                                                            ---------------                              ---------------

SPLIT-OFF: TRANSACTION OVERVIEW


- Harbor exchanges parent stock with the stock of a Segment on a pro rata basis to all subscribing shareholders
- The Segment becomes owned by former Harbor shareholders who choose to be shareholders of the Segment


       BEFORE TRANSACTION                         TRANSACTION                                    AFTER TRANSACTION
-----------------------------------------------------------------------------------------------------------------------------------

        ----------------                         ----------------                    -------------------     -----------------
        |   Harbor     |                         |   Harbor     |-----------         |  Participating  |     |      Non-     |
        | Shareholders |                         | Shareholders |          |         |     Harbor      |     | Participating |
        ----------------                          ---------------Shares    |         |  Shareholders   |     |     Harbor    |
               |                                        |      |           |         -------------------     | Shareholders  |
               |                                        |      |           |                 |          \    -----------------
           ----------                                -----------           |                 |           \        |
           | Harbor |                                | Harbor  |    Shares |                 |            \       |
           ----------                                ----------            |           ---------------      -------------
               |                                        |   \              |           |  Segment 1  |      |  Harbor   |
               |                                        |    \             |           |             |      |           |
       -------------------                        -------     \Split-off   |           ---------------      -------------
       |                 |                        |            \           |                                     |
  100% |                 |   100%            100% |             \          |                                     |  100%
 ------------        -------------          -------------      -------------                                -------------
| Segment 1 |        | Segment 2 |          | Segment 1 |      | Segment 2 |                                | Segment 1 |
|           |        |           |          |           |      |           |                                |           |
-------------        -------------          -------------      -------------                                -------------



A SPIN/SPLIT-OFF EXACERBATES HARBOR'S CHALLENGES




Pros                                                                             Cons
---------------------------------------------------------------------------      ---------------------------------------------------
/\  Creates two "pure play" companies                                            \/ Generally exacerbates most of Harbor's current
                                                                                    challenges:
/\  Eliminates conglomerate discount in a tax-efficient manner                      -  Smaller capitalization

/\  May still permit either entity to do a tax-free transaction and obtain          -  Thinner float
    M&A premium
                                                                                    -  Limited research coverage
/\  Each entity can participate independently in growing consolidation
    trend                                                                           -  Greater leverage issues

                                                                                 \/ Creation of new entity requires duplication
/\  Appropriate research coverage may be easier to identify                         of corporate, board and
                                                                                    other functions/expenses
/\  A split-off allows holders to choose which entity to hold
                                                                                 \/ Reduces critical mass of both entities
                                                                                    necessary to command peer valuation

                                                                                 \/ Lack of initial research coverage and pure-
                                                                                    play investors likely to result in
                                                                                    shareholder churn and short-term depressed
                                                                                    valuations

                                                                                 \/ A split-off requires valuation of both
                                                                                    segments to determine exchange ratio (not
                                                                                    applicable to spin-off)

PRO FORMA VALUE ENHANCEMENT FROM A SPIN/SPLIT-OFF OF AUTOMOTIVE (a)



- Spin/Split-off benefits from multiple pick-up on diversified business
- Tax leakage due to gain on debt allocated to Automotive in excess of basis
- Consolidated credit is foregone resulting in additional interest costs for both entities


                                                                                 PRO FORMA SPIN-OFF OF AUTOMOTIVE
(US dollars in millions, except per share data)         HARBOR               AUTOMOTIVE                     DIVERSIFIED
-----------------------------------------------------------------------------------------------------------------------------
2000E Pro Forma EPS (b)(c)(d)                            $ 2.06                $0.99                           $ 0.91

Median Sector Multiple                                      8.3x                 8.5x                            11.5x

Premium/(Discount)                                         --                    --                               --

Selected Sector Multiple                                    8.3x                 8.5x                            11.5x

Implied Equity Value Per Share                           $17.13                $8.42                           $10.47

Pro Forma 1999E Debt / EBITDA (e)                           4.1x                 4.0x                             5.7x

Total Pro Forma Value Per Share                          $17.13                                 $18.90

----------------------------------------------------------------------------------------------------------------------------

(a) Based on a 100% spin-off of Automotive with Diversified Industrial and Corporate as remaining company. (b) Assumes debt of $554 million pushed down to Automotive based on Automotive debt capacity of 4.0x 1999E EBITDA of $139 million.
(c) Pro forma Diversified and Automotive 2000E EPS adjusted for a 50 basis point interest rate increase due to loss of consolidated credit.
(d) Assumes Diversified inherits additional debt of $83 million related to taxes on $218 million tax gain that results from that portion of Automotive debt pushed down in excess of Automotive's tax basis of $336 million.
(e) Based on debt of $867 million at Diversified and $554 million at Automotive.

D.  TRACKING STOCK

TRACKING STOCK ALLOWS HARBOR TO SEPARATE THE BUSINESS IN A NON-PERMANENT MANNER

- Tracking stock is a separate class of Harbor stock that reflects the earnings of a selected group of Harbor's assets, such as a particular division or subsidiary of Harbor

- Tracking stock does not represent a legal ownership interest in the assets of the subsidiary; rather, shareholders continue to have claims on all of the parent's assets as a whole

- Though a shareholder vote is required to amend the corporate charter, there is no change in legal form, Board of Directors or managerial control

-    The corporate credit remains consolidated

- Distribution of tracking stock is tax-free (up to Harbor's basis in the division or subsidiary) either through an IPO, stock dividend, or exchange offer. The combined entity continues to tax consolidate.

TRACKING STOCK: TRANSACTION OVERVIEW



- Harbor issues a new class of Harbor shares which tracks the performance of the Segment to new or existing holders

- Harbor remains the legal parent of Segment



         BEFORE TRANSACTION                         TRANSACTION                             AFTER TRANSACTION
         ------------------            --------------------------------------    ---------------------------------------

          -----------------            ------------------ -------------------     ------------------ ------------------
          |    Harbor     |            |     Harbor     | | Tracking Stock  |     |     Harbor     | | Tracking Stock |
          | Shareholders  |            |  Shareholders  | |  Shareholders   |     |  Shareholders  | |  Shareholders  |
          -----------------            ------------------ -------------------     ------------------ ------------------
                 |                             |         /               |                |          /              |
                 |                             |        /                |                |         /               |
          -----------------            -----------------                 |         -----------------                |
          |               |            |               |   Targeted      |Cash     |               |                |
          |    Harbor     |            |    Harbor     |    Stock        |         |    Harbor     |   Reporting    |
          |               |            |               |                 |         |               |                |
          -----------------            -----------------                 |         -----------------                |
                 |                             |                         |                |                         |
                 |                             |                         |                |             Legal       |
          -----------------                  -----------------------     |              -----------------------     |
          |               |                  |                     |     |              |                     |     |
     100% |               | 100%        100% |                100% |     \/        100% |                100% |     \/
  ---------------   ---------------   -------------------   -------------------  -------------------   -------------------
  |             |   |             |   |                 |   |                 |  |                 |   |                 |
  |  Segment 1  |   |  Segment 2  |   |    Segment 1    |   |    Segment 2    |  |    Segment 1    |   |    Segment 2    |
  |             |   |             |   |                 |   |                 |  |                 |   |                 |
  ---------------   ---------------   -------------------   -------------------  -------------------   -------------------


TRACKING STOCK OFFERS HARBOR CONSOLIDATED CREDIT AND A TAX-EFFICIENT SEPARATION OF THE BUSINESS, BUT BRINGS SEVERAL COMPLICATIONS


Pros                                                                  Cons
-----------------------------------------------------------------     -----------------------------------------------------------
- Harbor retains legal ownership and managerial control of entire     -   Creates smaller capitalized equities with less critical
  company                                                                 mass to attract research coverage and institutional
                                                                          following

- May unlock hidden value in a tax-efficient manner                   -   Complicates overall capital structure of Harbor

- Harbor maintains synergies between all segments                     -   Creates complex corporate governance issues and
                                                                          generates conflicts of interest

- Existing capital structure and consolidated credit maintained       -   Tracking stock is less attractive as an acquisition
                                                                          currency and "queers" pooling of the tracking stock
                                                                          entity

- Harbor can reverse the transaction at a pre-determined premium      -   Complicates reporting requirements

- Continued consolidation for tax and credit purposes                 -   Effectively eliminates the possibility of a control
                                                                          premium for the tracked entity

                                                                      -   Timing of 3 - 5 months; special shareholder vote required
                                                                          to amend charter and authorize shares

WHILE MAINTAINING THE MORE ATTRACTIVE CONSOLIDATED CREDIT, TRACKING STOCK ALSO AVOIDS OTHER SEPARATION COSTS

-   Tracking stock benefits from multiple pick-up on diversified business

- Avoids tax related to separation since allocation of debt between businesses is not restricted

-   Consolidated credit is maintained ensuring no additional interest cost

--------------------------------------------------------------------------------------------------------------------
                                                                                   TRACKING STOCK = AUTOMOTIVE
--------------------------------------------------------------------------------------------------------------------
(US dollars in millions, except per share data)                 HARBOR          AUTOMOTIVE             DIVERSIFIED
--------------------------------------------------------------------------------------------------------------------
2000E Pro Forma EPS (a)(b)                                     $ 2.06             $1.03                  $ 1.03

Median Sector Multiple                                            8.3x              8.5x                   11.5x

Premium/(Discount)                                                 --                --                      --

Selected Sector Multiple                                          8.3x              8.5x                   11.5x

Implied Equity Value Per Share                                 $17.13             $8.76                  $11.85

Pro Forma 1999E Debt/EBITDA (c)                                                     4.0x                    5.7x

Total Pro Forma Value Per Share                                $17.13                          $20.60
--------------------------------------------------------------------------------------------------------------------

(a) Assumes debt of $554 million pushed down to Automotive based on Automotive debt capacity of 4.0x 1999E EBITDA of $139 million.

(b) No adjustments to pro forma Diversified and Automotive 2000E EPS since consolidated credit is maintained.

(c) Based on debt of $784 million at Diversified and $554 million at Automotive.

E.  SALE OF SEGMENT

SALE OF ONE OR MORE SEGMENTS IS ATTRACTIVE TO THE EXTENT THAT THE SALE PREMIUM OFFSETS DOUBLE TAXATION AND EARNINGS DILUTION

SALE OF AUTOMOTIVE

-   Large pro forma impact on Harbor as a whole

-   Considerable tax leakage (approximately $300 million) if sold for cash

-   Questionable alternative in light of stated synergies with Schooner

SALE OF SELECTED NON-CORE OPERATIONS

-   Minimal pro forma impact on Harbor as a whole

-   Consistent with current management initiatives

-   Series of transactions with unique buyer audiences

ANY SEGMENT SALE WILL REDUCE HARBOR'S CRITICAL MASS

Pros                                                                      Cons
----------------------------------------------------------------------    ----------------------------------------------------------
-   Harbor receives much needed cash to either reduce leverage or         -        Minimal impact on value
    pursue strategic alternatives, though impact is dependent on cash
    flow impact of divestiture (e.g., pro forma fixed charge coverage)    -        Significantly reduces Harbor's capitalization and
                                                                                   critical mass
-   More focused company with stronger balance sheet which may
    result in multiple expansion                                          -        Tax leakage is considerable

-   May create more focused takeover candidate or merger partner          -        Using proceeds from sale of Automotive segment to
                                                                                   repay debt is dilutive to earnings


WHILE THE SALE OF AUTOMOTIVE CAPTURES A CONTROL PREMIUM, THE TAX LEAKAGE IS TOO SIGNIFICANT (a)

(US $ in millions, except per-share data)                                 PRIVATE MARKET EBITDA MULTIPLE
------------------------------------------------------ ---------------------------------------------------------------------
AUTOMOTIVE TRANSACTION MULTIPLE                                         7.0x                               8.0x
Automotive 1998 EBITDA                                                $ 134                             $  134
                                                                      -----                             ------
Implied Equity Value                                                  $ 938                             $1,072
Tax Gain (b)                                                          $ 602                             $  736
Cash Taxes (c)                                                        $ 229                             $  280
Net Cash Proceeds                                                     $ 709                             $  792
Pro Forma 1999E Debt/EBITDA (d)                                         3.1x                               2.2x
Pro Forma 2000E EPS (e)                                               $1.24                             $ 1.34
Harbor Current Multiple                                                 8.5x                               8.5x
Total Pro Forma Value Per Share                                      $10.50                             $11.40
------------------------------------------------------ ---------------------------------------------------------------------

(a) Based on sale of Automotive in an all equity transaction.

(b) Based on Automotive tax basis of $336 million.

(c) Based on 38.0 tax rate.

(d) Based on pro forma net debt of $463 million.

(e) Net cash proceeds used to pay down debt as of 12/31/99.

USING NET SALE PROCEEDS TO REPAY DEBT IS DILUTIVE TO EARNINGS

------------------------------------------------------------------------------------------------------------------------------------
                                                   PRIVATE MARKET EBITDA MULTIPLE
------------------------------------------------------------------    --------------------------------------------------------------
                        7.0x                                                                 8.0x
------------------------------------------------------------------    --------------------------------------------------------------
             EPS                             EPS                                EPS                              EPS
          STATUS QUO            PRO FORMA FOR SALE OF AUTOMOTIVE             STATUS QUO             PRO FORMA FOR SALE OF AUTOMOTIVE
2000E       $2.06                           $1.24                              $2.06                             $1.34
2001E       $2.31                           $1.52                              $2.31                             $1.62

                   [BAR GRAPH]                                                          [BAR GRAPH]

54

F.  MORRIS TRUST

MORRIS TRUST INVOLVES A SUBSIDIARY SPIN-OFF AND THE SUBSEQUENT STOCK MERGER OF EITHER ENTITY

- Morris Trust involves a subsidiary spin-off while simultaneously merging the remaining entity with a third party in a tax efficient manner

- The Morris Trust transaction provides the separation of a business in a tax-efficient manner while capturing a private market premium on the distributing business

- Tax-free status is dependent on Harbor shareholders owning greater than 50% of the pro forma merged entity, regardless of which party is the "seller"

MORRIS TRUST: STEP 1, THE "SPIN"

- Harbor distributes all of the common shares of Segment 2 to its existing shareholders on a pro-rata basis

-   Tax free transaction if in compliance with Section 355


                                                                                                       STEP 1:
                   BEFORE TRANSACTION                                               HARBOR EFFECTS A TAX-FREE SPIN-OFF OF SEGMENT
--------------------------------------------------------------                      ---------------------------------------------

                   ------------------                                                           ------------------
                   |     Harbor     |                                                           |     Harbor     |<-----|
                   |  Shareholders  |                                                           |  Shareholders  |      |
                   ------------------                                                           ------------------      |
                           |                                                                            |               |
                   ------------------                                                           ------------------      |
                   |     Harbor     |                                                           |     Harbor     |      |Shares
                   ------------------                                                           ------------------      |
                           |                                                                            | \             |
              |----------------------|                                                      |-----------|  \            |
         100% |                      | 100%                                           100%  |               \Spin-off   |
       ---------------        ---------------                                       ---------------         ---------------
       |  Segment 1  |        |  Segment 2  |                                       |  Segment 1  |         |  Segment 2  |
       ---------------        ---------------                                       ---------------         ---------------


MORRIS TRUST: STEP 2, THE "MERGER"

- Harbor enters into a merger with a Partner in exchange for Acquiror stock. Tax-free status of Segment 2 spin-off requires Harbor's shareholders to own more than 50% of the combined entity

                              [FLOWCHART]                                                    [FLOWCHART]

                STEP 2: HARBOR MERGES IN A STOCK-FOR-STOCK
                         TRANSACTION WITH PARTNER                                         AFTER TRANSACTION
---------------------------------------------------------------------      ------------------------------------------------
            -----------------                   ----------------                  -----------------      -----------------
            |    Harbor     |                   |   Acquiror   |                  |    Harbor     |      |    Acquiror   |
            | Shareholders  |                   | Shareholders |                  | Shareholders  |    / |  Shareholders |
            -----------------                   ----------------                  -----------------   /  -----------------
              |            |                          |                            |            |    /
              |        100%|                          | 100%                       |       >50% |   /
              |            |                          |                            |            |  /  <50%
              |            |                          |                            |        -------------
              |            |                          |                            |        |  Combined |
              |          ------------  Merger  --------------                      |        |   Harbor/ |
              |          |  Harbor  |----------|  Acquiror  |                      |        |  Acquiror |
              |          ------------          --------------                      |        -------------
              |               |                                                    |              |
              |               |-----------                                         |              |
              | 100%                     | 100%                                    | 100%         |
     ---------------                 ---------------                     ----------------    --------------
     |  Segment 2  |                 |  Segment 1  |                     |   Segment 2  |    |  Segment 1 |
     ---------------                 ----------------                    ----------------    --------------


A MORRIS TRUST TRANSACTION IS INHIBITED BY THE LIMITED NUMBER OF POSSIBLE
PARTNERS

Pros                                                               Cons
---------------------------------------------------------          -----------------------------------------------------------------
-   Potential to separate auto and diversified in a tax            -   Limited universe of "buyers"/partners that are smaller equity
    efficient manner and receive modest M&A premium                    capitalizations than Harbor Automotive
    for merged entity
                                                                   -   Pooling limitations on remaining entities
-   Merger partner can control combined entity despite
    requirement for less than 50% economic ownership               -   Public market valuation issues for non-merged entity
                                                                       -   Lack of research
-   May unlock hidden value in tax-efficient manner via                -   Likely shareholder churn
    synergies and M&A premium                                          -   Lack of critical mass
                                                                       -   Lack of publicly traded peer group

                                                                   -   Requires shareholder vote

PRO FORMA VALUE CREATION FROM A MORRIS TRUST (a)

- Spin-off of Automotive results in tax leakage related to the tax gain on debt allocated in excess of basis

- Consolidated credit is foregone resulting in higher interest costs for Automotive only

-   Diversified business receives a modest M&A premium from the partner

-------------------------------------------------              ------------------------------------------------------
                STEP 1: SPIN AUTO                                            STEP 2: MERGE DIVERSIFIED
-------------------------------------------------              ------------------------------------------------------
    2000E Pro Forma EPS (b)            $ 0.99                   1998 EBITDA                                  $  156

    MEDIAN SECTOR MULTIPLE                8.5x                  PRECEDENT DIVERSIFIED TRANSACTION MULTIPLE      9.5x

    Premium/(Discount)                     --                   Transaction Value (c)                        $1,482
                                                                Less Debt                                      (866)
                                                                                                             -------
    Selected Multiple                     8.5x                  Equity Value                                 $  616

    Equity Value Per Share             $ 8.42                   Equity Value Per Share (e)                   $13.05

    Pro Forma 1999E Debt/EBITDA (d)       4.0x                  Pro Forma 1999E Debt/EBITDA                     5.7x
-------------------------------------------------              ------------------------------------------------------

    Total Equity Value Per Share                  $21.50
    Current Share Price (5/13/99)                 $17.13
    Premium                                           26%

(a) Based on a 100% spin-off of Automotive and Diversified merging with a partner.

(b) Assumes debt of $554 million pushed down to Automotive based on Automotive debt capacity of 4.0x 1999E EBITDA of $139 million.

(c) Consideration will be in the form of common stock.

(d) Assumes Diversified inherits additional debt of $83 million related to taxes on $218 million tax gain that results from that portion of Automotive debt push down in excess of Automotive's tax basis of $366 million.

(e) Based on 47.2 million fully diluted shares outstanding (out-of-the-money convertible subordinated debt not included).

G.  LBO/GOING PRIVATE

LBO / GOING PRIVATE:  TRANSACTION OVERVIEW

- Harbor sells to LBO Sponsor, potentially with Harbor management or insiders maintaining an equity interest



             TRANSACTION                                               AFTER TRANSACTION
---------------------------------------                    ---------------------------------------------


              [DIAGRAM]                                                    [DIAGRAM]





CURRENT LEVERAGE LEVELS MAKE AN LBO CHALLENGING

Pros                                                                            Cons
-------------------------------------------------------------------             ----------------------------------------------------
-   Going private alleviates many of Harbor's challenges as it                  - The typical magnitude of benefits from a LBO/Going
    is no longer susceptible to the equity market and institutional               Private transaction do not exist due to current
    investors' demands                                                            leverage levels

-   Allows management the ability to manage the business                        - Lack of additional opportunities beyond current
    plan without any encumbrances                                                 initiatives for purposes of reducing debt levels

-  Return to markets later as a stronger company                                - Reduces flexibility to fund future growth

RETURNS FROM A GOING PRIVATE TRANSACTION ARE VERY SENSITIVE TO MANAGEMENT'S PLAN

----------------------------------------------- -----------------------------------------------------------------------------------
                                                                             PURCHASE PRICE PER SHARE
                                                -----------------------------------------------------------------------------------
                                                      $17.50               $20.00               $25.00               $30.00
----------------------------------------------- -------------------- -------------------- -------------------- --------------------
(Discount)/Premium to Market (a)                            2.2%                16.8%                46.0%                75.2%
BASE CASE
         4 Year IRR (b)                                    34.9%                30.6%                22.4%                14.4%
         Debt / EBITDA                                      4.9x                 5.2x                 6.0x                 6.7x
         EBITDA / Total Interest                            2.5x                 2.3x                 2.1x                 1.9x
         % Debt Repaid in Year 4                           32.0%                28.5%                22.7%                18.2%
ASSUMING 15% ANNUAL EBITDA INCREASE
         4 Year IRR (b)                                    41.6%                37.5%                29.7%                22.4%
         Debt / EBITDA                                      4.2x                 4.6x                 5.2x                 5.8x
         EBITDA / Total Interest                            2.8x                 2.7x                 2.4x                 2.2x
         % Debt Repaid in Year 4                           39.3%                35.3%                28.7%                23.5%
----------------------------------------------- -------------------- -------------------- -------------------- --------------------

(a) Based on stock price as of 5/13/99.

(b) Based on 8.0x EBITDA exit multiple.

H. SALE OF HARBOR

1.  M&A MARKET OVERVIEW

M&A ACTIVITY CONTINUES AT RECORD LEVELS





GLOBAL M&A VOLUME HAS INCREASED STEADILY SINCE 1992, WITH TREMENDOUS GROWTH IN THE PAST FEW YEARS. 1998 TRANSACTION VOLUME REACHED AN ALL TIME HIGH.

GLOBAL ANNOUNCED TRANSACTION VOLUME



                       1986   1987    1988    1989    1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
-----------------------------------------------------------------------------------------------------------------------------------
DOLLARS IN BILLIONS($)


TOTAL VOLUME
(LEFT AXIS)           $ 289  $ 351   $ 533   $ 579   $ 448   $ 376   $ 365   $ 459   $ 563   $ 930   $1,064  $1,603  $2,429  $  822

ANNUALIZED 1999
VOLUME (LEFT AXIS)                                                                                                           $3,288

NUMBER OF
TRANSACTIONS (RIGHT
AXIS)

AVG. ANNOUNCED
TRANSACTION SIZE
($mm)                 $67.9  $64.1   $66.2   $52.0   $38.4   $23.1   $23.0   $27.1   $29.1   $41.7    $65.5   $45.3  $89.3   $115.2



                                  [BAR GRAPH]

SOURCE: SDC

RECORD VOLUME OF AUTOMOTIVE M&A ACTIVITY


NUMBER OF GLOBAL M&A TRANSACTIONS AND TOTAL TRANSACTION VALUES (a)


                               1988    1989    1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
----------------------------------------------------------------------------------------------------------------------------
NUMBER OF TRANSACTIONS          227     304    273     400     339      340     418     507     517     529     704     223

TRANSACTION VALUE
($'s IN BILLIONS)             $20.0   $24.4   $7.4    $8.9    $4.7    $11.8   $10.7   $14.3   $18.2   $24.1   $77.2   $36.7

                                  [BAR GRAPH]


M&A activity in the auto sector continues to be strong. Despite the market correction and a slow-down in M&A activity from August through October, 1998 hit record levels.

Strong M&A activity has continued in 1999 with several large transactions. 1999 volume is on a run-rate to exceed 1998 levels.


-------------
(a) Includes completed transactions in industries with SIC codes 3714, 3711, 3592, 3499, 3493, 3469, 3465, 3463, 3462, 3061, 3052, 3011, 2531, 2396,
      2273, 2221, 2211. Excludes stock repurchases. Includes transactions with undisclosed values.

(b)  YTD through May 13, 1999.

HEIGHTENED OEM COMPETITION



The DaimlerChrysler deal has begun to reshape the auto industry and accelerate globalization, as Ford recently agreed to purchase Volvo Automotive and Nissan and Renault recently agreed to an alliance.

Salomon Smith Barney served as a financial advisor to Daimler in connection with the DaimlerChrysler merger and as financial advisor to Nissan in connection with Renault's investment in Nissan.

->    THE AUTOMOTIVE OEMS FACE SEVERAL MAJOR CHALLENGES:

-    Profitability as a percent of sales is declining
-    Safety, fuel economy and emissions requirements continue to increase
-    Pressure from consumers limits ability to increase prices
-    Growth in core markets is minimal
-    Global economic environments and build rates are uncertain
-    By 2001, production capacity could exceed demand by over 30%

->   TO SURVIVE THESE CHALLENGES AND REMAIN PROFITABLE, THE OEMS NEED TO:

-    Accelerate their cost reduction efforts
-    Source more components as part of complete modules and systems
-    Reduce overall vehicle weight
- Receive enhanced innovation from suppliers in technology and vehicle development
-    Increase their presence in the emerging markets

->   CLEARLY, TWO TIERS OF OEMS ARE DEVELOPING:


------------------------------------------------------------------------------------------------------------
  Global operators with recognized brands, quality         Regional companies with declining market share,
       manufacturing and attractive products                   poor local economies and internal issues
-----------------------------------------------------    ---------------------------------------------------
         COMPANY              PRO FORMA PRODUCTION               COMPANY             PRO FORMA PRODUCTION
-----------------------------------------------------    ---------------------------------------------------
GM                                  8.1 million          Fiat                            2.4 million
Ford/Volvo                          8.0                  Peugeot                         1.6
Toyota                              4.7                  Mitsubishi                      1.4
Volkswagen                          4.5                  Hyundai                         1.3
DaimlerChrysler                     4.2                  Daewoo                          0.9
Renault/Nissan                      4.0
Honda                               2.3
BMW                                 1.1


OEM COST SAVINGS INITIATIVES


OEMs continue to look to their supply bases for cost reduction initiatives. For example, Nissan/Renault expects to achieve $1.4 billion in annual purchasing cost savings by 2005, representing nearly 50% of the total synergies projected from the combination.

OEM suppliers will need to act aggressively to maintain margins and market share.

IN A TRANSACTION DRIVEN BY COST CUTTING, RENAULT ANNOUNCED ON MARCH 27, 1999 THAT IT WILL PURCHASE A 36.8% STAKE IN NISSAN MOTOR COMPANY FOR (Y)585.7 BILLION ($4.9 BILLION).

NISSAN AND RENAULT: POTENTIAL SYNERGIES

[BAR GRAPH]



         Estimates Based on Joint Studies
         --------------------------------

 Years    Purchasing                 Other**                    Total*
 2000E        491                      79                         570
 2001E        607                     573                        1180
 2002E        657                     913                        1570
            -----                    ----                       -----
                Estimates Based on
                   Projections
 2005E      1,400                    1600                       3,000

(*): Based on sales of Renault and calendarized sales of Nissan as of December 31st, 1998. Expressed as a % of sales.

(**): Other includes (i) Profit on additional sales; (ii) R&D; (iii) SG&A; (iv) Vehicle and engine manufacturing and other production costs; (v) Capital expenditures savings
Note: Projections based on Nissan/Renault Company estimates.

BIFURCATION OF OEM SUPPLIER BASE



 The pace of change in the worldwide automotive industry is accelerating.


TODAY'S ENVIRONMENT PROVIDES A NUMBER OF OPPORTUNITIES FOR WELL POSITIONED SUPPLIERS

CHARACTERISTICS                                                              |    Well-Positioned Suppliers
                                                                             |
Ability to protect Tier I status and maintain direct OEM relationship        |
                                                                             |    Dana
Proven "systems integrator" capabilities leading to increasing dollar        |    Delphi
content per vehicle and margin protection                                    |    Dura
                                                                             |    Federal-Mogul
Global reach and ability to participate in growing build rates               |    Hayes Lemmerz
                                                                             | >  Johnson Controls
Technological leadership which protects margins and provides competitive     |    Lear
advantage in securing new business                                           |    Magna
                                                                             |    Tower Automotive
Cost reduction competency and financial controls to price business           |
economically                                                                 |
                                                                             |
Proven ability to identify and effect acquisitions thereby realizing         |
benefits of a "consolidator"`                                                |

PRECEDENT TRANSACTIONS - AUTOMOTIVE SUPPLIERS




(US$ in millions)                                                                         Multiples of Transaction Value/
                                                                               -----------------------------------------------------
Date                                                             Transaction     LTM        LTM          LTM         FTM       FTM
of Ann.        Target                        Acquiror               Value      Revenues     EBIT        EBITDA       EBIT     EBITDA
------------------------------------------------------------------------------------------------------------------------------------
03/09/99  United Technologies
          Automotive                  Lear                         $2,300.0       0.8x       12.6x        7.5x        8.6x      5.9x

02/08/99  Mark IV - Purolater
          Filter Unit                 Arvin                           270.0       0.8         NA           NA         NA         NA

01/28/99  LucasVarity                 TRW                           7,348.0       1.1        10.8         7.4        10.1       7.0

01/26/99  Adwest Automotive           Dura Automotive                 330.0       0.9        10.7         7.6          NA        NA

01/19/99  Excel Industries            Dura Automotive                 475.6       0.4        13.1         5.7          NA        NA

10/27/98  Glacier Vandervell          Dana Corp.                      430.0       1.1         8.3         6.0          NA        NA

08/18/98  Cooper Automotive           Federal-Mogul                 1,900.0       1.0        10.2         6.7         8.3       5.7

07/27/98  ITT - Brake & Chassis       Continental AG                1,930.0       0.9        19.6         7.9          NA        NA

06/25/98  ITT - Electrical Systems    Valeo SA                      1,700.0       0.9        12.1         7.6        11.5       7.1

06/22/98  Special Devices, Inc.       J.F. Lehman & Company           296.0       1.8        13.2        10.0        12.1       9.1

05/29/98  Meridian Technologies       Teksid SpA and Norsk Hydro      368.0       1.0        27.7        11.9        26.1      11.6

05/04/98  Echlin                      Dana Corp.                    4,108.9       1.1        18.7        12.3        16.0      11.1

03/24/98  Steyr-Daimler-Puch AG       Magna International Inc.        465.6       0.4        12.8         6.2          NA        NA

03/23/98  Schrader-Bridgeport         Tompkins plc                    256.5       1.5        11.0          NA          NA        NA

02/25/98  Eagle-Picher Industries     Granaria Holdings NV            743.0       0.8         9.4         6.5          NA        NA

01/12/98  Fel-Pro Inc.                Federal-Mogul                   717.0       1.5        15.3        12.3          NA        NA

01/04/98  Accuride                    KKR                             534.7       1.9        10.8         7.6          NA        NA

10/16/97  T&N Plc                     Federal-Mogul                 3,000.0       1.0        10.4         6.8          NA        NA

09/02/97  AlliedSignal -
           Safety Restraint           Breed Technologies              750.0       0.8         8.9         7.0         9.4       7.2

04/30/97  Sinter Metals               GKN Plc                         570.0       1.5        19.6        10.7        15.0       9.2

04/09/97  Stant                       Tomkins                         606.0       0.9        10.7         7.2         9.6       6.7

01/27/97  A.O. Smith                  Tower                           625.0       0.7         9.7         5.7          NA        NA

------------------------------------------------------------------------------------------------------------------------------------
Mean                                                                              1.0x       13.1x        8.0x       12.7x      8.1x
Median                                                                            1.0        11.0         7.5        10.8       7.2
High                                                                              1.9        27.7        12.3        26.1      11.6
Low                                                                               0.4         8.3         5.7         8.3       5.7
------------------------------------------------------------------------------------------------------------------------------------

PRECEDENT TRANSACTIONS - DIVERSIFIED INDUSTRIALS

(US $ in millions)


                                                                                                Multiples of Transaction Value/
                                                                                          ------------------------------------------
  Date                                                                        Transaction   LTM      LTM      LTM      FTM     FTM
 of Ann.         Target                             Acquiror                     Value    Revenues   EBIT    EBITDA    EBIT   EBITDA
------------------------------------------------------------------------------------------------------------------------------------
4/22/99    Sandvik Saws and Tools               Snap-On Inc.                   $   394.0    1.2x     16.1x      NA       NA      NA
4/19/99    Blount International                 Lehman Brothers Holdings         1,274.1    1.5      11.2      8.8     11.3     8.9
2/16/99    MVE Holdings, Inc.                   Chart Industries                   248.7    1.2      15.1      9.6       NA      NA
 2/1/99    Aeroquip-Vickers                     Eaton Corporation                2,087.6    1.0      11.5      8.1      9.9     8.0
12/27/98   Kaynar Technologies Inc.             The Fairchild Corporation          365.0    2.0      12.7     10.2       NA      NA
12/15/98   Global Motorsport                    Stonington Partners                158.0    1.0       9.3      7.2       NA      NA
11/23/98   AMP Inc.                             Tyco International              11,606.0    2.1      19.8     11.5     15.1     9.7
11/23/98   Coltec Industries                    B.F. Goodrich                    2,200.0    1.6      10.7      8.7       NA      NA
11/23/98   Thyssen                              Dover Elevator Business          1,100.0    1.3      11.0      8.1       NA      NA
11/23/98   BTR plc                              Siebe plc                       10,313.0    0.8       5.7      4.4       NA      NA
 9/4/98    David Brown Group plc                Textron                            430.7    1.4      12.5      9.1       NA      NA
8/21/98    Cincinnati Milacron's Machine Tool   Unova, Inc.                        178.0    0.4      10.7       NA       NA      NA
8/17/98    ASI Aerospace Group Inc.             Pentacon Inc.                      112.2    1.7       9.8     10.3       NA      NA
7/20/98    SPX Corporation                      General Signal                   2,335.0    1.4       7.8      6.5      6.8     5.6
6/16/98    U.S. Rentals                         United Rentals                   1,338.0    2.9      20.1      8.6     16.3     7.0
 6/1/98    Calmar Inc.                          Saint-Gobain                       400.0    1.7      14.8      7.7       NA      NA
4/27/98    Fluke                                Danaher                            625.0    1.4      13.4     10.1     10.8     8.1
3/11/98    LICO                                 Columbus McKinnon                  155.0    1.1      15.4     14.2       NA      NA
3/11/98    Keystone (Bass Group)                Grove Worldwide                    606.0    0.7       9.1      7.1       NA      NA
2/18/98    Zurn Industries                      U.S. Industries                    765.0    1.3      12.9     10.0      9.3     7.6
 1/8/98    P&H Material Handling                Chartwell Investments              425.0    1.2      11.7      9.4       NA      NA
12/16/97   O&K Mining GmbH                      Terex                              169.0    0.6      11.2      8.3       NA      NA
12/11/97   TriMas Corporation                   MascoTech, Inc.                  1,371.0    2.1      12.1      9.9     12.3    10.0
12/12/97   Perkins Engines                      Caterpillar                      1,325.0    1.2      13.6      9.0       NA      NA
12/4/97    Nelson Industries                    Cummins Engine                     488.0    1.7      14.8     11.9       NA      NA
11/11/97   Ransomes plc                         Textron                            290.0    1.0      10.1      7.8      7.4     6.3
10/12/97   Greenfield Industries                Kennametal                         943.0    1.8      15.6     11.6     12.5     9.8
9/15/97    Thermo King                          Ingersoll-Rand                   2,560.0    2.5      13.5     12.3       NA      NA
7/24/97    Astrotech International Corp.        ITEQ, Inc.                         148.0    1.0      16.5     11.0       NA      NA
6/26/97    Arden Industrial Products            Park-Ohio Corporation               47.6    0.6       9.4     13.0       NA      NA
6/26/97    Imo Industries                       Constellation Capital Partners     415.0    0.9      16.3      9.1     11.1     7.2
6/24/97    SEDA Specialty Packaging Corp.       CCL Industries                     176.0    2.9      14.5     10.2       NA      NA
6/16/97    Core Industries                      United Dominion                    298.0    1.2      11.5      9.3       NA      NA
6/16/97    Raymond                              BT Industries                      440.0    1.3      12.1     10.0     10.5     8.9
6/12/97    Giddings & Lewis                     Thyssen                            705.0    1.0      13.4      9.6     12.5     9.2
3/27/98    Falcon Building Products, Inc.       Investcorp                         590.0    0.9       9.9      7.8      9.6     7.7
2/27/97    Marathon Electric                    Regal-Beloit                       248.3    1.0       9.1      7.2       NA      NA
2/18/97    Invetech Co.                         Applied Industrial Tech.           130.8    0.4      10.8     15.4       NA      NA
------------------------------------------------------------------------------------------------------------------------------------
Mean                                                                                        1.3x     12.5x     9.5x    11.1x    8.1x
Median                                                                                      1.2      12.1      9.4     11.0     8.1
High                                                                                        2.9      20.1     15.4     16.3    10.0
Low                                                                                         0.4       5.7      4.4      6.8     5.6
------------------------------------------------------------------------------------------------------------------------------------

THE OUTRIGHT SALE OF HARBOR WOULD CAPTURE A PREMIUM WHILE INCURRING ONLY SHAREHOLDER-LEVEL TAXATION


   SEVERAL ISSUES SHOULD BE CONSIDERED PRIOR TO EMBARKING ON A SALE PROCESS

             Price >          -    Relative to market value
                              -    Relative to management operating plan
                              -    Relative to shareholder's basis

            Timing >          -    Economic cycle
                              -    Management's expected operating improvements
                              -    Speed of process

   Confidentiality >          -    Of any sale process
                              -    Of corporate information/data

OVERLAYED ON THESE ISSUES IS THE EXPECTED REACTION OF HARBOR'S KEY CONSTITUENTS:
SHAREHOLDERS (INCLUDING INSIDERS), CUSTOMERS AND SUPPLIERS, AND EMPLOYEES

2.      SELECTED POTENTIAL BUYERS

POTENTIAL BUYERS



"A" LIST                                             "B" LIST
-----------------                                    ----------------------------------------------------------
Dana                                                 American Axle                            Mark IV

Delphi                                               Barnes Group                             Mayflower

Federal Mogul                                        Borg Warner                              New Venture Gear

GKN plc                                              Carlisle                                 Park Ohio

Meritor Automotive                                   Danaher                                  Parker Hannafin

SPX                                                  Dover                                    Simpson

Textron                                              Eaton                                    Teksid

Tyco                                                 Hayes Lemmerz                            TI Group

ZF                                                   Illinois Tool Works                      Tomkins

                                                     Intermet                                 Tower Automotive

FINANCIAL/HYBRID BUYERS                              Kolbenschmidt Pierburg                   TRW
-----------------------
Blackstone                                           Krupp Thyssen                            US Industries

CVC                                                  Linamar                                  Vallourec

Hidden Creek                                         Magna                                    Visteon

                                                     Mannesmann

"A" LIST POTENTIAL BUYERS




             PROS                                                         CONS
             -------------------------------------------------------      ----------------------------------------------------------
DANA         -       Complements product lines and supports "rolling      -        May question need to own Harbor, rather than
                     chassis" strategy                                             continue to purchase components
             -       Significant access to capital (e.g., A- credit       -        EVA focus provides discipline when evaluating
                     rating)                                                       capital intensive targets
             -       Strong customer/supplier relationship already        -        Very "systems" focused
                     exists                                               -        Non-auto business is a potential distraction
                                                                          -        May be focused on Echlin integration
             -----------------------------------------------------------------------------------------------------------------------
DELPHI       -       Access to capital                                    -        Questionable willingness to pay competitive value
             -       Expands non-GM business                                       (e.g., favors "asset purchases")
             -       Focused on growth following IPO                      -        Non-auto businesses would be viewed as a
             -       Pursued ITT Chassis                                           distraction
                                                                          -        May not fit Delphi's focus



                   PROS                                                       CONS
                   ---------------------------------------------------------  ------------------------------------------------------
FEDERAL MOGUL      -     Aggressive acquiror with proven ability to finance   -     May be focused on integration of Cooper, T&N and
                         transactions                                               Fel-Pro acquisitions
                   -     Demonstrated ability to communicate strategy to      -     Balance sheet is currently levered;  equity may
                         capital markets                                            be required
                   -     Complements existing product lines and supports      -     Currently very system focused
                         strategic focus                                      -     EVA driven
                   -     Expands products to include more transmission hard   -     Willingness to diversify into non-automotive or
                         parts                                                      unrelated businesses is questionable
                   -     FMO values advanced metalforming technologies
                         (e.g., powder/sintered metal)
                   -----------------------------------------------------------------------------------------------------------------
GKN                -     Expands highly complementary product lines and       -     Pro forma concentration in constant velocity
                         manufacturing processes                                    joints and connecting rods may raise concerns
                   -     Focused on powder metal                              -     Uncertain interest in Harbor's diversified
                   -     History of paying strategic premiums (e.g., Sinter         operations
                         Metals)                                              -     Several recent corporate actions, divestitures
                   -     Seeking to expand North American operations                and acquisitions have streamlined operations
                   -     Acquired BWA's powder metal forged connecting rod    -     Recent additions of non-automotive operations
                         operations                                                 have been well received by investors
                   -     Serves automotive, aerospace and industrial markets
                   -     No debt, with higher relative multiples




                 PROS                                                       CONS
                 ------------------------------------------------------     --------------------------------------------------------
MERITOR          -     May serve as potential defensive move                -     Non-transportation operations may not be
AUTOMOTIVE       -     Strong strategic fit                                       considered highly strategic / attractive
                 -     Supports Meritor's efforts to achieve heavy          -     Focus may be on integration of recent acquisitions
                       duty/light duty balance in driveline components      -     Investment grade credit rating (BBB) would likely
                 -     Provides logical expansion of product lines and            be at risk
                       adds critical mass to Heavy Vehicle Systems          -     Represents significant transaction, doubling firm
                 -     Adds considerable metal working technology                 value
                 -     Access to capital                                    -     Despite recent surge, stock price and multiples
                                                                                  have suffered
                 ------------------------------------------------------------------------------------------------------------------
SPX              -     Confident management team attempting to create       -     May be focused on integrating General Signal
                       value through EVA disciplines                        -     May require equity financing to avoid too much
                 -     Extremely acquisitive with access to capital               leverage
                 -     Diversified manufacturer with several niche
                       businesses, including high margin metal automotive
                       components
                 -     Willing to make EVA negative acquisitions if
                       improvements can be made


               PROS                                                        CONS
               ---------------------------------------------------------   ---------------------------------------------------------
TEXTRON        -      Diversified company with automotive, aerospace and   -      Diversification is focused
                      fastener operations                                         - Automotive business is primarily plastics
               -      Over $2 billion in cash on balance sheet and                  (interior and exterior trim and fuel tanks)
                      significant access to capital markets                       - Aerospace business includes Bell Helicopters and
               -      Values high margin businesses with growth potential           Cessna Airplanes
               ---------------------------------------------------------------------------------------------------------------------
TYCO           -      Aggressive acquiror with access to capital and a     -      EVA driven
                      demonstrated ability to consummate transactions      -      Recent acquisition of AMP may dull near-term
               -      Many of Harbor's niche businesses would be a good           appetite for large transaction
                      strategic fit (e.g., Reese, Compaq)                  -      Investors have applauded discipline of having
               -      Not afraid to add a "new leg"                               "focused" diversity
               -      Potential synergies in metalworking expertise with   -      Averse to cyclical businesses
                      Tyco's Flow Control Operations
               ---------------------------------------------------------------------------------------------------------------------
ZF             -      Seeking to expand North American presence            -      Has not been acquisitive since attempt to acquire
               -      Complementary product lines (e.g., axle,                    Allison Transmission
                      transmission, chassis)


3.     PROCESS OVERVIEW

A RANGE OF PROCESS ALTERNATIVES IS AVAILABLE TO HARBOR


                               NEGOTIATED SALE                CONTROLLED PROCESS                 FULL AUCTION
------------------------------------------------------------  ---------------------------------  -----------------------------------
DESCRIPTION OF PROCESS         -   Conduct negotiations       -        Specific list of          -        Wide range of
                                   with the selected                   potential buyers                   potential buyers contacted
                                   party/parties most likely           contacted based upon               and indications of
                                   to consummate a                     likelihood of                      interest elicited from all
                                   transaction on favorable            consummating a                     interested prospective
                                   terms                               transaction on favorable           buyers
                                                                       terms
LEVEL OF DISCLOSURE            -   Limited new contacts       -        Limited disclosure        -        General public
                                   or disclosure, focus on             of existence of sale               disclosure through press
                                   only the most likely                process                            release
                                   parties

NUMBER OF POTENTIAL BUYERS     -   Typically 1 - 3            -        Typically 4 - 15          -        Typically 15+


APPROXIMATE TIME REQUIRED      -   2 months or less           -        3 - 4 months              -        4 months or more

------------------------------------------------------------------------------------------------------------------------------------

APPENDIX

A. DETAILED SUMMARY OF ALTERNATIVE TRANSACTION
   STRUCTURES

VIABILITY OF ALTERNATIVE TRANSACTION STRUCTURES



                                                    CORPORATE FACTORS                        TRANSACTION FACTORS
                                                                                       TAX         CONTROL        EXECUTION
TRANSACTION ALTERNATIVE                    SIZE         LEVERAGE         GROWTH     EFFICIENCY     PREMIUM        FEASIBILITY
--------------------------------------------------------------------------------------------------------------------------------
STAND ALONE
    Status Quo                              M              L               M            NA            NA               NA
    Leveraged Recapitalization              L              L               L             L             L                L
    Major Acquisition for Stock             M              M               M             M             L                M
                                                     ---------------------------------------------------------------------------
SEPARATION:  PUBLIC DISTRIBUTION
    Equity Carve-Out                        L              H               L             L             L                L
    Spin-Off                                L              L               L             H             L                M
    Split-Off                               L              L               L             M             L                M
    Tracking Stock                          L              M               L             H             L                L
                                                     ---------------------------------------------------------------------------
SEPARATION:  PRIVATE DISTRIBUTION
    Leveraged Partnership                   L              L               M             H             M                L
    Sale of Segment                         L              L               L             L             M                M
    Morris Trust                            M              L               M             M             M                L
                                                     ---------------------------------------------------------------------------
SALE
    Strategic                              NA             NA               M             H             H                M
    LBO/Going Private                      NA             NA               L             H             H                M

        ------------------ ------------------- -------------------
             L = Low            M = Medium           H = High
        ------------------ ------------------- -------------------

STAND ALONE


---------------------------------------------------------------------------------------------------------------------------------
                        Status Quo                                Recapitalization                    Major Acquisition
--------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION             - Continue with existing plan            - Repurchase Harbor stock with      - Acquire large company to
                                                                    existing cash (plus potentially    redefine corporate
                                                                    additional borrowed funds)         positioning
---------------------------------------------------------------------------------------------------------------------------------
TAX ISSUES              - None; other than sale of               - Capital gains for selling         - None
                          non-core operations                      shareholders
---------------------------------------------------------------------------------------------------------------------------------
HARBOR CONSIDERATIONS   - Avoid execution risk of doing          - Accretive to earnings             - Achieve synergies
                          any separation transaction             - Possibly sends signal to market   - Stock market favors
PROS                    - Maintain flexibility to pursue           that stock is "undervalued"         "critical mass"
                          alternatives in the future             - Potentially reduces "overhang"    - Stock market also likes
                        - Benefit of strong internal                                                   "industry consolidators"
                          growth                                                                     - Numerous strategic
                                                                                                       opportunities

CONS                    - Current market dissatisfaction         - Not available due to current
                          remains                                  leverage position                 - Inability to finance with
                        - Continued high leverage                - Lack of additional                  cash
                        - Continued small market                   opportunities to reduce debt      - M&A valuations are at
                          capitalization and related "overhang"  - Impact on pooling                   historical highs
                        - Considerable cyclicality remains       - Increases net leverage            - If stock, potential dilution;
                        - Corporate structure remains            - Reduces flexibility to fund         Harbor does not enjoy high
                          confusing to investor base               future growth                       multiple currency
                                                                 - Reduces float and liquidity       - May require compromises on
                                                                 - Reduces attractiveness of           management and social issues
                                                                   Harbor as a takeover candidate
-----------------------------------------------------------------------------------------------------------------------------------

SEPARATION:  PUBLIC DISTRIBUTION



--------------------------------------------------------------------------------
                Equity Carve-Out                  Spin-Off
--------------------------------------------------------------------------------
DESCRIPTION     - Initial Public Offering         - Pro rata distribution of
                  of subsidiary to new              shares in subsidiary to
                  shareholders                      Harbor's shareholders or
                - Need to establish separate        subsidiary
                  independent borrowing           - Need to establish separate
                  relationships                     independent borrowing
                - If Harbor retains more than       relationships
                  50%, financials are             - Tax-free spin-off requires
                  consolidated less minority        distribution of 80% control
                  interest                          and results in tax and
                - No special vote required          accounting consolidation
                - IPO proceeds can go to          - No earnings attributable to
                  Harbor or subsidiary              Harbor
                                                  - Cash proceeds limited to
                                                    "midnight dividend"

--------------------------------------------------------------------------------
TAX ISSUES      - Tax free to subsidiary if       - Tax free to both Harbor and
                  primary issuance                  its shareholders (80% spin-
                - Taxable to Harbor if              off required)
                  proceeds retained by Harbor     - Spun-off entity cannot do
                - Tax consolidation                 tax-free transaction within
                  maintained only if 80% or         9-24 months
                  more is retained by Harbor      - Tax consolidation eliminated
                - If IPO less than 20%,
                  Harbor maintains
                  flexibility to do follow-on
                  tax-free spin-off
--------------------------------------------------------------------------------
HARBOR          - Creates "pure-play" entity      - Creates two "pure-play"
CONSIDERATIONS    with new shareholder base         companies
                - Establishes stable              - May unlock hidden value in
PROS              valuation through "pure-play"     tax-efficient manner
                  research coverage and           - No underwriting fees or
                  institutional following (prior    discount
                  to ultimate spin-off)
                - Avoids initial shareholder
                  turnover
                - Timing of 3 - 5 months; no
                  shareholder vote

CONS            - Less than 20% IPO likely        - Likely shareholder turnover
                  will not be large enough to       at spin-off entity
                  attract research coverage and   - Reduces critical mass of
                  institutional following           both entities necessary to
                - IPO expenses and "discount"       command peer valuation
                - "Overhang" issue                - Lack of initial research
                  exacerbated                       coverage and pure-play
                - IPO may not have critical         investors likely to result
                  mass and/or growth prospects      in shareholders churn and
                  to be attractive IPO candidate    short-term depressed
                - Separate legal entities           valuations
                  and Boards required             - No private market premium
                                                  - Pooling restriction on both
                                                    entities for "2 years"
                                                  - Separate legal entities and
                                                    Boards required



--------------------------------------------------------------------------------
                Split-Off                         Tracking Stock
--------------------------------------------------------------------------------
DESCRIPTION     - Exchange offer to               - Harbor issues new class of
                  Harbor's shareholders             Harbor common stock which
                  who receive shares in             tracks performance of
                  subsidiary in exchange            subsidiary
                  for shares in Harbor            - Harbor remains legal parent
                - Proceeds limited to               of tracking stock subsidiary
                  "midnight dividend"             - Accounting consolidation
                                                    remains; initial flexibility
                                                    in determining allocation of
                                                    debt to tracked divisions
                                                  - Proceeds can be to Harbor or
                                                    tracking stock entity
                                                  - Dual EPS presentation
                                                  - No impact on consolidated
                                                    net income; EPS attributable
                                                    to tracking stock is
                                                    reported
--------------------------------------------------------------------------------
TAX ISSUES      - Tax free to both Harbor         - Tax free to both Harbor and
                  and its shareholders              it's shareholders
                - Spun-off entity cannot do       - Tax consolidation maintained
                  tax-free transaction
                  within 9-24 months
                - Tax consolidation
                  eliminated

--------------------------------------------------------------------------------
HARBOR          - Creates two "pure-play"         - Harbor retains control and
CONSIDERATIONS    companies with desired            consolidation
                  mix of shareholders             - Does not require separation
PROS            - May unlock hidden value           of Harbor and subsidiaries
                  in tax-efficient manner         - May unlock hidden value in
                - Minimizes turnover in             tax-efficient manner
                  both entities' shares           - Reversible at pre-determined
                                                    premium
                                                  - Existing capital structure
                                                    maintained
                                                  - No need to establish
                                                    separate legal entities and
                                                    boards

CONS            - Complex transaction             - Creates two lower
                - Requires a minimum                capitalized companies with
                  subscription level                far less critical mass to
                - Requires a valuation of           attract research coverage
                  spun-off entity to                and institutional following
                  determine exchange ratio        - Complicates overall capital
                - Lack of initial research          structure of Harbor
                  coverage                        - Creates complex corporate
                - Reduces critical mass of          governance issues and
                  both entities necessary to        fiduciary conflicts of
                  command peer valuation            interest
                - No private market premium       - Tracking stock is less
                - Pooling restriction on            attractive as acquisition
                  both entities for "2 years"       currency and "queries"
                - Separate legal entities           pooling tracking stock
                  and boards required               entity
                                                  - Complicates reporting
                                                    requirements
                                                  - Reduces attractiveness of
                                                    Harbor and/or tracking stock
                                                    entity as a takeover
                                                    candidate
                                                  - Timing of 3 - 5 months;
                                                    special shareholder vote
                                                    required to amend charter
                                                    and authorize shares

SEPARATION:  PRIVATE MARKET


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Sale For Acquiror Stock (plus
                        Sale For Cash                338 (h) (10) Election                     Monetization)
-----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION             - Sale of stock in           - Election would provide for              - Sale of stock in subsidiary for
                          subsidiary for cash          taxable subsidiary sale to be treated     stock in Acquiror
                                                       as an asset sale for tax purposes       - Monetize stock through
                                                                                                 exchangeable DECS issuance
-----------------------------------------------------------------------------------------------------------------------------------
TAX ISSUES              - Taxable at Harbor          - Harbor rationale will depend on         - Tax free at Harbor level
                          level                        increased price vs. stock basis over    - Taxable at shareholder level if
                                                       tax basis                                 acquiror stock is distributed to
                        - Also taxable at            - Potential tax recapture to Harbor         Harbor's shareholders
                          shareholder level if
                          cash proceeds are
                          distributed to
                          Harbor's
                          shareholders
-----------------------------------------------------------------------------------------------------------------------------------
HARBOR                  - Same as sale for           - Same as sale for cash, plus:            - Ability to monetize stock
CONSIDERATIONS            cash, plus:                - Incremental value to buyer as a           through exchangeable DECS resulting
                        - Harbor receives cash         result of tax shields; may result in      in deferred taxation
PROS                      needed to                    increased after-tax proceeds            - Cost accounting applied to
                          grow/invest in                                                         interest in acquiror
                          remaining operations
                        - Numerous strategic                                                   - DRD on any dividends
                          alternatives for use                                                 - Dividends from acquiror stock
                          of proceeds                                                            may offset potential DECS dividend
                        - More focused company
                          with stronger
                          balance sheet which
                          may result in
                          multiple expansion
                        - May create more
                          focused takeover
                          candidate or merger
                          partner

CONS                    - Reduce Harbor's           -  Unattractive to Harbor; stock           - Defers, does not eliminate, taxes
                          capitalization and           basis is significantly higher than      - DECS dividend not tax -
                          critical mass                tax basis for all segments                deductible
                        - Tax leakage                                                          - Harbor becomes a holding company
                        - [No clearly                                                            with remaining operations and
                          identified                                                             acquirer stock
                          subsidiary sale
                          candidate]
-----------------------------------------------------------------------------------------------------------------------------------
BUYER CONSIDERATIONS    - Buyer purchases           - Buyer purchases desired business         - Buyer purchases desired business
                          desired business            only                                       only
PROS                      only                      - Ability to tax depreciate
                                                      stepped-up assets and tax amortize
                                                      goodwill

CONS                                                                                           - Purchase accounting; subsidiary
                                                                                                 cannot pool
                                                                                               - Harbor as significant shareholder







------------------------------------------------------------------------------------------------------------------------------------
                      Leveraged Recap                        MORRIS TRUST                           LEVERAGED PARTNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION           - Sale of majority of subsidiary       - Tax-free spin-off of subsidiary      - Harbor contributes subsidiary
                        to financial buyer for cash            followed by a tax-free merger          to joint venture (the "JV")
                      - Harbor maintains a stake in            between Harbor and another Company   - The JV receives long-term debt
                        subsidiary                           - After the merger, Harbor               debt financing which is
                                                               shareholders must own over 50% of      guaranteed by and distributed
                                                               pro forma combined entity              to Harbor
------------------------------------------------------------------------------------------------------------------------------------
TAX ISSUES            - Taxable at Harbor level              - Tax free to Harbor and Harbor        - Proceeds of financing are
                      - Also taxable at shareholder            shareholders                           distributed to Harbor on a
                        level if cash proceeds are                                                    tax-deferred basis
                        distributed to Harbor's shareholders                                        - Tax deferred until debt is
                      - Harbor maintains 10-20% interest                                              paid down or guarantee is
                        in levered entity                                                             removed
                                                                                                    - After 7 years, possible to
                                                                                                      defer taxes to Harbor
                                                                                                      indefinitely
------------------------------------------------------------------------------------------------------------------------------------
HARBOR                - Same as sale for cash, plus:         - Potential to separate auto and       - Some continued participation
CONSIDERATIONS        - Continued participation in             diversified tax efficiently and        in upside potential
                        upside potential                       receive M&A premium for              - Provides virtual exit from
PROS                                                           non-distributed entity                 contributed subsidiary and
                                                                                                      creates quasi "pure play"
                                                                                                      company

CONS                  - Not a complete exit                  - Limits universe of                   - Not complete exit
                      - Harbor retains stake in highly         "buyers"/partners to companies that  - Contingent liability
                        leveraged entity                       are smaller than pro forma Harbor      associated with debt
                      - Probably limited universe of         - Pooling limitations on                 guarantee
                        financial buyers due to capital        non-distributed entity for 2 years   - Ultimate exit may be taxable
                        intensity of operations                (inflexible) and on distributed        event
                                                               entity for 1-2 years (flexible)      - Requires long-term commitment
                                                             - Subsidiary stand alone public        - JV corporate governance issues
                                                               market valuation issues (see
                                                               spin-off)
------------------------------------------------------------------------------------------------------------------------------------
BUYER CONSIDERATIONS  - Buyer purchases desired business     - Requirement is for >50% economic     - Minimizes upfront cash payment
                        only                                   ownership (vote and value); buyer    - JV debt is non-recourse to
PROS                  - Buyer avoids purchase accounting       does not have to give up other         buyer
                        drag on earnings; only if buyer does   elements of control (board,
                        not consolidate (financial buyer)      management)

                                                                                                    - No tax step-up until taxable
CONS                                                                                                  event occurs
                                                                                                    - Limitations on debt
                                                                                                      amortization to satisfy
                                                                                                      Harbor's tax objectives
                                                                                                    - JV corporate governance issues
------------------------------------------------------------------------------------------------------------------------------------

SALE


---------------------------------------------------------------------------------------------------------
                                                  SALE
---------------------------------------------------------------------------------------------------------
DESCRIPTION             - Sale of Harbor stock to strategic or financial buyer for cash or stock
---------------------------------------------------------------------------------------------------------
TAX ISSUES              - Cash transaction taxable to shareholders
                        - Stock transaction tax-free until Acquiror stock is sold
---------------------------------------------------------------------------------------------------------
HARBOR                  - Likely to generate highest near-term value
CONSIDERATIONS          - Simple and "clean" transaction
                        - Ability to achieve strategic premium
PROS                    - Active M&A market with all-time high valuations
                        - Avoid "go it alone" or "separation" execution and valuation risks
                        - Stock consideration: Continue to participate in upside potential and potential synergies

CONS                    - Execution risk
                        - Potential for disruption
                        - Select buyer universe given lack of "pure play"
                        - Cash consideration:  No continued upside potential
                        - Management and social issues
---------------------------------------------------------------------------------------------------------
BUYER CONSIDERATIONS
CONS                    - Desire (or lack thereof) to own both automotive and diversified industrial
                        - Regulatory issues
                        - Cash consideration: Purchase accounting and leverage issues
                        - Stock consideration: Ability to do pooling; however, pooling would prevent sale of "unwanted subsidiary" within two years
---------------------------------------------------------------------------------------------------------

B. COMPARABLE COMPANIES ANALYSIS

BROAD UNIVERSE OF COMPARATIVE COMPANIES

                                                   STOCK                                   LTM
VALUATION STATISTICS                               PRICE       MARKET         LTM          EBIT       N.I. PROJ.   TOTAL
                                                                                                       5-YEAR       DEBT/
(Dollars in Millions, Except Stock Price)         5/13/99        CAP.       REVENUES      MARGIN       CAGR(1)      CAP.
====================================================================================================================================

 HARBOR                                           $17.13      $  766.1       $1,647.5      13.2%        11.1%     85.0%

 Amcast Industrial Corporation (AIZ)               17.06         157.1          579.5       6.3%        12.7%     55.8%
 American Axle (AXL)                               15.38         606.6        2,040.6       2.5%        11.4%     94.5%
 Arvin Industries Inc. (ARV)                       41.88       1,027.3        2,498.7       6.2%        12.0%     55.0%
 Autoliv, Inc. (ALV)                               33.19       3,385.1        3,488.7      10.1%        22.5%     30.8%
 Borg-Warner Automotive (BWA)                      59.75       1,397.4        2,598.3       8.9%        12.9%     33.6%
 Citation Corp. (CAST)                             13.25         237.0          738.7       6.4%        13.7%     57.3%
 Dana Corporation (DCN) (3)                        52.38       8,762.3       12,523.3       8.4%        12.0%     46.4%
 Dura Automotive Systems, Inc. (DRRA) (4)          30.44         375.7        2,319.9       5.4%        23.4%     71.6%
 Federal-Mogul Corporation (FMO) (5)               44.00       3,096.0        6,395.2       9.9%        15.5%     56.6%
 Hayes Lemmerz International, Inc. (HAZ) (6)       31.75         958.2        2,309.4      10.4%        21.3%     88.6%
 Intermet Corporation (INMT)                       13.88         356.9          841.6       9.0%        15.0%     43.1%
 Johnson Controls, Inc. (JCI)                      69.50       5,885.8       13,403.6       5.2%        14.8%     54.7%
 Lear Corporation (LEA)                            51.50       3,435.5       11,991.3       5.4%        14.1%     74.9%
 Magna International, Inc. (MGA) (7)               62.94       4,931.3        8,260.3       8.3%        14.7%     32.0%
 Meritor Automotive (MRA)                          25.63       1,768.8        4,459.0       7.9%        11.7%     76.4%
 Modine Manufacturing Company (MODI)               32.88         973.2        1,085.4      10.5%        20.0%     30.8%
 Simpson Industries, Inc. (SMPS)                    9.75         177.2          496.4       6.9%        14.3%     45.9%
 The Standard Products Company (SPD)               19.94         320.6        1,080.6       6.8%         9.0%     42.0%
 Superior Industries International (SUP)           26.00         705.8          539.4      14.9%        11.3%      0.4%
 Tower Automotive, Inc. (TWR)                      24.00       1,109.7        1,836.5       9.6%        17.9%     57.5%
 Wescast Industries Inc. (WCSTF)                   34.00         447.3          185.2      24.7%(*)       NA       2.7%
------------------------------------------------------------------------------------------------------------------------------------
 MEAN                                                                        $3,793.9       7.9%        15.0%     52.4%
 MEDIAN                                                                       2,309.4       8.3%        14.2%     54.7%
------------------------------------------------------------------------------------------------------------------------------------
 AlliedSignal (ALD)                                61.94      34,507.3       15,128.0      13.0%        14.0%     39.7%
 Cooper Industries Inc. (CBE) (8)                  53.25       5,023.5        3,651.2      14.9%        10.7%     36.5%
 Crane Co. (CR)                                    31.44       2,152.0        2,268.5      10.5%        13.0%     35.9%
 Danaher Corp (DHR) (9)                            66.56       9,005.9        2,910.0      12.6%        16.7%     25.9%
 Dover (DOV) (10)                                  37.94       8,190.5        3,977.7      13.4%        12.4%     35.3%
 Harsco Corporation (HSC)                          33.88       1,395.7        1,735.4      10.8%        12.4%     34.7%
 Illinois Tool Works Inc. (ITW) (11)               75.25      18,835.6        5,680.9      19.2%        14.6%     28.9%
 Ingersoll-Rand Company (IR)                       69.00      11,377.4        8,291.5      12.6%        12.5%     44.4%
 Park-Ohio Holdings Corp. (PKOH)                   13.88         154.7          551.8       7.3%        15.0%     62.9%
 Rockwell International (ROK) (12)                 61.56      11,682.5        6,872.0      13.2%        11.3%     34.4%
 SPX Corporation (SPW) (13)                        76.25       2,332.8        2,476.2       8.7%        16.0%     79.5%
 Textron, Inc. (TXT) (14)                          93.56      14,823.9        9,316.0       8.6%        14.3%     42.9%
 Tyco International (TYC) (15)                     88.44      57,120.3       19,717.9      12.1%        20.2%     50.3%
 U.S. Industries (USI) (16)                        17.38       1,712.8        3,362.0       8.5%        14.2%     49.4%
------------------------------------------------------------------------------------------------------------------------------------
 MEAN                                                                        $6,138.5      11.8%        14.1%     42.9%
 MEDIAN                                                                       3,814.4      12.3%        14.1%     38.1%
------------------------------------------------------------------------------------------------------------------------------------



                                                                                                           FIRM VALUE/
                                                                                 ---------------------------------------------------
VALUATION STATISTICS                                     P/E (1)        FIRM                 LTM                         1999(E)
                                                    ---------------              ---------------------------------------------------
(Dollars in Millions, Except Stock Price)           1999(E)  2000(E)    VALUE(2) REVENUES    EBITDA       EBIT       EBITDA     EBIT
====================================================================================================================================
 HARBOR                                             9.5x      8.7x     $2,067.4     1.3x        6.8x        9.5x       6.1x     8.7x

 Amcast Industrial Corporation (AIZ)                 7.2      6.4         351.6     0.6         5.1         9.6        4.6      8.7
 American Axle (AXL)                                 7.6      6.8       1,498.0     0.7(*)     12.3(*)     29.8(*)     5.1      7.1
 Arvin Industries Inc. (ARV)                        11.8     10.7       1,258.6     0.5         5.1         8.2        4.1      6.3
 Autoliv, Inc. (ALV)                                15.5     13.6       4,103.9     1.2         7.1        11.6        6.7     10.7
 Borg-Warner Automotive (BWA)                       11.9     10.5       1,627.2     0.6         4.7         7.1        4.5      6.9
 Citation Corp. (CAST)                              10.1      8.8         483.8     0.7         5.6        10.2        5.0      8.5
 Dana Corporation (DCN) (3)                         12.1     10.5      11,268.5     0.9         7.8        10.7        6.4      8.8
 Dura Automotive Systems, Inc. (DRRA) (4)            9.1      7.8       1,374.4     0.6         7.5        10.9        6.1      8.2
 Federal-Mogul Corporation (FMO) (5)                 9.2      7.9       7,659.9     1.2         8.0        12.1        5.8      7.9
 Hayes Lemmerz International, Inc. (HAZ) (6)        13.2     10.3       2,598.8     1.1         6.5        10.8        5.6      8.3
 Intermet Corporation (INMT)                         6.8      6.1         517.7     0.6         4.6         6.8        3.9      5.6
 Johnson Controls, Inc. (JCI)                       16.5     14.3       7,976.1     0.6         7.2        11.4        6.1      9.6
 Lear Corporation (LEA)                             13.9     11.5       7,338.1     0.6         7.3        11.4        6.2      9.6
 Magna International, Inc. (MGA) (7)                12.2     10.3       5,707.9     0.7         6.4         8.4        5.5      8.0
 Meritor Automotive (MRA)                            9.0      9.3       2,666.5     0.6         5.7         7.6        5.6      7.4
 Modine Manufacturing Company (MODI)                12.3     10.4       1,121.4     1.0         7.2         9.8        6.4      8.7
 Simpson Industries, Inc. (SMPS)                     8.7      7.7         272.7     0.5         4.5         8.0        4.1      7.2
 The Standard Products Company (SPD)                 8.9      8.2         524.2     0.5         4.2         7.2        3.4      5.5
 Superior Industries International (SUP)            11.0     10.2         624.1     1.2         5.8         7.8        4.8      6.3
 Tower Automotive, Inc. (TWR)                       12.2     10.8       1,716.2     0.9         6.5         9.8        5.8      8.2
 Wescast Industries Inc. (WCSTF)                    13.0     12.5         420.3     2.3         7.4         9.2        6.6      8.2
------------------------------------------------------------------------------------------------------------------------------------
 MEAN                                               11.1x     9.7x                  0.7x        6.9x       13.3x       5.3x     7.9x
 MEDIAN                                             11.8      10.3                  0.7         6.5         9.8        5.6      8.2
------------------------------------------------------------------------------------------------------------------------------------
 AlliedSignal (ALD)                                 23.2     20.4      38,853.8     2.6        15.1        19.8       13.6     17.4
 Cooper Industries Inc. (CBE) (8)                   15.3     13.8       5,916.4     1.6         8.7        10.9        7.8      9.6
 Crane Co. (CR)                                     13.6     12.4       2,532.1     1.1         8.4        10.6        7.7      9.5
 Danaher Corp (DHR) (9)                             36.6     32.2       9,940.5     3.4        20.9        27.1       18.3     23.2
 Dover (DOV) (10)                                   23.0     19.3       9,223.7     2.3        13.2        17.3       12.3     16.1
 Harsco Corporation (HSC)                           14.8     12.5       1,723.2     1.0         5.4         9.2        5.2      8.7
 Illinois Tool Works Inc. (ITW) (11)                25.3     22.1      19,156.6     3.4        14.7        17.6         NA     16.4
 Ingersoll-Rand Company (IR)                        19.5     17.6      14,238.3     1.7        10.7        13.6        9.8     12.1
 Park-Ohio Holdings Corp. (PKOH)                     9.4      8.5         390.7     0.7         7.4         9.7        5.8      8.0
 Rockwell International (ROK) (12)                  20.0     18.3      13,067.9     1.9        10.8        14.4        9.4     12.2
 SPX Corporation (SPW) (13)                         15.4     13.4       3,736.2     1.5        11.6        17.2        8.2     11.0
 Textron, Inc. (TXT) (14)                           23.4     20.6      19,602.0     2.1        17.1        24.5       13.6     16.6
 Tyco International (TYC) (15)                      27.7     22.2      65,303.1     3.3        18.4        27.4       13.5     17.9
 U.S. Industries (USI) (16)                         10.3      8.9       2,632.8     0.8         6.9         9.2        6.1      7.9
------------------------------------------------------------------------------------------------------------------------------------
 MEAN                                               19.8x    17.3x                  2.0x       12.1x       16.3x      10.1x    13.3x
 MEDIAN                                             19.8     18.0                   1.8        11.2        15.8        9.4     12.2
------------------------------------------------------------------------------------------------------------------------------------


Note: EBITDA, EBIT, Net Income to Common, and EPS adjusted for unusual and nonrecurring items.
(*)Denotes outlier excluded from MEAN calculation; LTM: Latest Twelve Months;
NM: Not Meaningful
  (1) Source: C.A.G.R. estimates taken from I/B/E/S; Forward estimates taken from First Call earnings report.
  (2) Firm Value equals equity value (all fully diluted shares at the stock price less any option proceeds) plus straight debt, minority interest, straight preferred stock, all out-of-the-money converts, less cash and investments in affiliates.
  (3) Pro forma for the acquisition of Echlin and $1 billion notes offering in March 1999, includes Glacier Vandervell from date of acquisition; includes Dana Credit Corporation on an equity basis.
  (4) Pro forma for the April 1998 acquisition of Trident and January 1999 acquisitions of Excel and Adwest.
  (5) Firm value includes NPV of asbestos liability; Pro forma for the acquisition of Cooper Automotive, T&N and Fel-Pro including 12/98 equity offering.
  (6) Estimated pro forma for acquisition of CMI International and recent $250MM 8 1/4% Sr Sub Notes Offering.
  (7) Pro forma for the 6/98 acquisition of Steyr-Daimler Puch AG; balance sheet items accounted for under U.S. GAAP.
  (8) Accounts for Cooper Automotive as discontinued operations.
  (9) Pro forma for the acquisition of Fluke Corporation.
 (10) Accounts for the Elevator business as discontinued operations.
 (11) Pro forma for the acquisition of Trident International on February 17, 1999.
 (12) Not pro forma for the January 1, 1999 spin-off of the Semiconductors Systems business.
 (13) Pro forma for the acquisition of General Signal.
 (14) Textron Manufacturing is reported on an equity basis; Avon Financial Services accounted for as discontinued operations.
 (15) Pro forma for the April 6, 1999 acquisition of AMP Inc.
 (16) Pro forma for the June 11, 1998 acquisition of Zurn Industries.

VALUATION FOCUS GROUP - AUTOMOTIVE OEM SUPPLIERS



                                                      STOCK                             LTM      N.I. PROJ.  TOTAL

    VALUATION STATISTICS                              PRICE     MARKET      LTM         EBIT      5-YEAR     DEBT/      P / E (1)
                                                                                                                     ---------------
    (Dollars in Millions, Except Stock Price)        5/13/99     CAP.     REVENUES     MARGIN    CAGR (1)    CAP.    1999(E) 2000(E)
====================================================================================================================================
    Amcast Industrial Corporation (AIZ)              $17.06   $  157.1     $  579.5      6.3%      12.7%     55.8%     7.2x    6.4x

    American Axle (AXL)                               15.38      606.6      2,040.6      2.5%      11.4%     94.5%     7.6     6.8

    Borg-Warner Automotive (BWA)                      59.75    1,397.4      2,598.3      8.9%      12.9%     33.6%    11.9    10.5

    Citation Corp. (CAST)                             13.25      237.0        738.7      6.4%      13.7%     57.3%    10.1     8.8

    Collins & Aikman Corp (CKC)                        6.69      414.2      1,825.5      5.4%       5.5%    110.0%     8.9     7.6

    Donnelly Corp. (DON)                              15.63      157.7        832.0      2.0%       9.4%     51.3%    13.1    14.0

    Dura Automotive Systems, Inc. (DRRA) (3)          30.44      375.7      2,319.9      5.4%      23.4%     71.6%     9.1     7.8

    Hayes Lemmerz International, Inc. (HAZ) (4)       31.75      958.2      2,309.4     10.4%      21.3%     88.6%    13.2    10.3

    Intermet Corporation (INMT)                       13.88      356.9        841.6      9.0%      15.0%     43.1%     6.8     6.1

    Modine Manufacturing Company (MODI)               32.88      973.2      1,085.4     10.5%      20.0%     30.8%    12.3    10.4

    Simpson Industries, Inc. (SMPS)                    9.75      177.2        496.4      6.9%      14.3%     45.9%     8.7     7.7

    The Standard Products Company (SPD)               19.94      320.6      1,080.6      6.8%       9.0%     42.0%     8.9     8.2

    Superior Industries International (SUP)           26.00      705.8        539.4     14.9%      11.3%      0.4%    11.0    10.2

    Tower Automotive, Inc. (TWR)                      24.00    1,109.7      1,836.5      9.6%      17.9%     57.5%    12.2    10.8

    Wescast Industries Inc. (WCSTF)                   34.00      447.3        185.2     24.7%(*)     NA       2.7%    13.0    12.5
------------------------------------------------------------------------------------------------------------------------------------
    MEAN                                                                   $1,287.3      7.5%      14.1%     52.3%    10.3x    9.2x
    MEDIAN                                                                  1,080.6      6.9%      13.3%     51.3%    10.1     8.8
------------------------------------------------------------------------------------------------------------------------------------






                                                                                    FIRM VALUE/
    VALUATION STATISTICS                                           ---------------------------------------------
                                                           FIRM               LTM                     1999 (E)
                                                                   ---------------------------------------------
    (Dollars in Millions, Except Stock Price)           VALUE(2)  REVENUES  EBITDA      EBIT      EBITDA   EBIT
====================================================================================================================================
    Amcast Industrial Corporation (AIZ)                  $ 351.6    0.6x       5.1x       9.6x      4.6x    8.7x

    American Axle (AXL)                                  1,498.0    0.7(*)    12.3(*)    29.8(*)    5.1     7.1

    Borg-Warner Automotive (BWA)                         1,627.2    0.6        4.7        7.1       4.5     6.9

    Citation Corp. (CAST)                                  483.8    0.7        5.6       10.2       5.0     8.5

    Collins & Aikman Corp (CKC)                          1,268.9    0.7        7.7       12.9       6.7    11.3

    Donnelly Corp. (DON)                                   224.3    0.3        5.6       13.5       4.9     9.5

    Dura Automotive Systems, Inc. (DRRA) (3)             1,374.4    0.6        7.5       10.9       6.1     8.2

    Hayes Lemmerz International, Inc. (HAZ) (4)          2,598.8    1.1        6.5       10.8       5.6     8.3

    Intermet Corporation (INMT)                            517.7    0.6        4.6        6.8       3.9     5.6

    Modine Manufacturing Company (MODI)                  1,121.4    1.0        7.2        9.8       6.4     8.7

    Simpson Industries, Inc. (SMPS)                        272.7    0.5        4.5        8.0       4.1     7.2

    The Standard Products Company (SPD)                    524.2    0.5        4.2        7.2       3.4     5.5

    Superior Industries International (SUP)                624.1    1.2        5.8        7.8       4.8     6.3

    Tower Automotive, Inc. (TWR)                         1,716.2    0.9        6.5        9.8       5.8     8.2

    Wescast Industries Inc. (WCSTF)                        420.3    2.3        7.4        9.2       6.6     8.2
------------------------------------------------------------------------------------------------------------------------------------
    MEAN                                                            0.8x       5.9x       9.5x      5.2x    7.9x
    MEDIAN                                                          0.7        5.8        9.8       5.0     8.2
------------------------------------------------------------------------------------------------------------------------------------


Note: EBITDA, EBIT, Net Income to Common, and EPS adjusted for unusual and nonrecurring items.
(*) Denotes outlier excluded from MEAN calculation; LTM: Latest Twelve Months;
NM: Not Meaningful
(1) Source: C.A.G.R. estimates taken from I/B/E/S; Forward estimates taken from First Call earnings report.
(2) Firm Value equals equity value (all fully diluted shares at the stock price less any option proceeds) plus straight debt, minority interest, straight preferred stock, all out-of-the-money converts, less cash and investments in affiliates.
(3) Pro forma for the April 1998 acquisition of Trident and January 1999 acquisitions of Excel and Adwest.
(4)   Estimated pro forma for acquisition
      of CMI International and recent $250MM 8 1/4% Sr Sub Notes Offering.

VALUATION FOCUS GROUP - DIVERSIFIED INDUSTRIALS



                                            STOCK                             LTM    N.I. PROJ. TOTAL

 VALUATION STATISTICS                       PRICE    MARKET         LTM       EBIT     5-YEAR    DEBT/      P / E (1)      FIRM
                                                                                                        ----------------
 (Dollars in Millions, Except Stock Price) 5/13/99    CAP.       REVENUES    MARGIN   CAGR (1)   CAP.   1999(E)  2000(E)  VALUE(2)
--------------------------------------------------================================================================================

 Cooper Industries Inc. (CBE) (3)          $53.25   $5,023.5   $  3,651.2     14.9%    10.7%    36.5%   15.3x    13.8x   $5,916.4

 Crane Co. (CR)                             31.44    2,152.0      2,268.5     10.5%    13.0%    35.9%    13.6    12.4     2,532.1

 Park-Ohio Holdings Corp. (PKOH)            13.88      154.7        551.8      7.3%    15.0%    62.9%     9.4     8.5       390.7

 SPX Corporation (SPW) (4)                  76.25    2,332.8      2,476.2      8.7%    16.0%    79.5%    15.4    13.4     3,736.2

 U.S. Industries (USI) (5)                  17.38    1,712.8      3,362.0      8.5%    14.2%    49.4%    10.3     8.9     2,632.8

 Harsco Corporation (HSC)                   33.88    1,395.7      1,735.4     10.8%    12.4%    34.7%    14.8    12.5     1,723.2
----------------------------------------------------------------------------------------------------------------------------------
 Mean                                                            $2,340.8     10.1%    13.6%    49.8%    13.1x   11.6x
 Median                                                           2,372.4      9.6%    13.6%    43.0%    14.2    12.4
----------------------------------------------------------------------------------------------------------------------------------



                                                                 FIRM VALUE/
                                                -------------------------------------
 VALUATION STATISTICS                                     LTM              1999 (E)
                                                -------------------------------------
 (Dollars in Millions, Except Stock Price)      REVENUES EBITDA  EBIT   EBITDA   EBIT
=====================================================================================

 Cooper Industries Inc. (CBE) (3)                 1.6x    8.7x   10.9x   7.8x    9.6x

 Crane Co. (CR)                                   1.1     8.4    10.6    7.7     9.5

 Park-Ohio Holdings Corp. (PKOH)                  0.7     7.4     9.7    5.8     8.0

 SPX Corporation (SPW) (4)                        1.5    11.6    17.2    8.2    11.0

 U.S. Industries (USI) (5)                        0.8     6.9     9.2    6.1     7.9

 Harsco Corporation (HSC)                         1.0     5.4     9.2    5.2     8.7
-------------------------------------------------------------------------------------
 Mean                                             1.1x    8.1x   11.1x   6.8x    9.1x
 Median                                           1.1     7.9    10.2    6.9     9.1
-------------------------------------------------------------------------------------



Note: EBITDA, EBIT, Net Income to Common, and EPS adjusted for unusual and nonrecurring items.
(*)   Denotes outlier excluded from MEAN calculation; LTM: Latest Twelve Months;
      NM: Not Meaningful
 (1) Source: C.A.G.R. estimates taken from I/B/E/S; Forward estimates taken from First Call earnings report.
 (2) Firm Value equals equity value (all fully diluted shares at the stock price less any option proceeds) plus straight debt, minority interest, straight preferred stock, all out-of-the-money converts, less cash and investments in affiliates.
 (3)  Accounts for Cooper Automotive as discontinued operations.
 (4)  Pro forma for the acquisition of General Signal.
 (5)  Pro forma for the June 11, 1998 acquisition of Zurn Industries.

Valuation Focus Group - Fasteners



                                               Stock                          LTM    N.I. Proj.   Total       P / E (1)
VALUATION STATISTICS                           Price      Market    LTM       EBIT     5-Year    Debt /  --------------------
(Dollars in Millions, Except Stock Price)     5/13/99      Cap.   Revenues   Margin     CAGR(1)   Cap.    1999(E)   2000(E)
-----------------------------------------------------------------------------------------------------------------------------
Barnes Group Inc. (B)                        $ 23.50    $  465.7  $  651.2     8.5%       NA      23.4%     9.8x      NA

Cordant Technologies Inc.(CDD)                 47.38     1,732.9   2,426.9    12.7%     15.8%     37.7%    11.8     10.7

Fastenal Company (FAST)                        50.25     1,906.4     503.1    17.3%     26.2%      1.8%    28.7     22.8

Park-Ohio Holdings Corp.(PKOH)                 13.88       154.7     551.8     7.3%     15.0%     62.9%     9.4      8.5

Pentacon, Inc. (JIT)                            5.63        93.8     285.2    11.4%     10.5%     54.3%    11.7      6.9

Precision Castparts (PCP)                      42.00     1,023.1   1,415.0    13.0%     14.0%     40.1%    10.4      9.0
-----------------------------------------------------------------------------------------------------------------------------
MEAN                                                              $  972.2    11.7%     16.3%     36.7%    13.6x    11.6x
MEDIAN                                                               601.5    12.1%     15.0%     38.9%    11.0      9.0
-----------------------------------------------------------------------------------------------------------------------------



                                                                           Firm Value /
                                                        --------------------------------------------
                                                                    LTM                   1999 (E)
VALUATION STATISTICS                          Firm      --------------------------------------------
(Dollars in Millions, Except Stock Price)     Value(2)  Revenues   EBITDA     EBIT     EBITDA   EBIT
----------------------------------------------------------------------------------------------------
Barnes Group Inc. (B)                        $ 482.0       00.7x    5.8x       8.7x      NA      NA

Cordant Technologies Inc.(CDD)               2,234.2       00.9     5.4        7.2      5.0     6.7

Fastenal Company (FAST)                      1,908.4       03.8    19.4       21.9     15.8    18.0

Park-Ohio Holdings Corp.(PKOH)                 390.7       00.7     7.4        9.7      5.8     8.0

Pentacon, Inc. (JIT)                           231.6       00.8     6.7        7.1       NA      NA

Precision Castparts (PCP)                    1,449.5       01.0     6.2        7.9      6.0     7.7
----------------------------------------------------------------------------------------------------
MEAN                                                        1.3x    8.5x      10.4x     8.1x   10.1x
MEDIAN                                                      0.9     6.5        8.3      5.9     7.8
----------------------------------------------------------------------------------------------------

Note: EBITDA, EBIT, Net Income to Common, and EPS adjusted for unusual and nonrecurring items.
(*)Denotes outlier excluded from MEAN calculation; LTM: Latest Twelve Months;
NM: Not Meaningful
  (1) Source: C.A.G.R. estimates taken from I/B/E/S; Forward estimates taken from First Call earnings report.
  (2) Firm Value equals equity value (all fully diluted shares at the stock price less any option proceeds) plus straight debt, minority interest, straight preferred stock, all out-of-the-money converts, less cash and investments in affiliates.

VALUATION FOCUS GROUP - PACKAGING AND SEALING





                                               Stock                            LTM     N.I. Proj.   Total       P / E (1)
VALUATION STATISTICS                           Price      Market     LTM        EBIT      5-Year    Debt/   --------------------
(Dollars in Millions, Except Stock Price)     5/13/99      Cap.    Revenues    Margin      CAGR(1)   Cap.    1999(E)   2000(E)
--------------------------------------------------------------------------------------------------------------------------------
AptarGroup Inc. (ATR)                         $29.25    $1,055.6    $713.5      13.3%      14.7%     22.1%    17.7x     15.7x

Chart Industries (CTI) (3)                      9.75       230.1     437.2      14.1%      15.0%     72.7%    17.7       8.5

Chicago Bridge & Iron (CBI)                    13.13       148.1     775.7       3.4%      13.3%      7.4%     8.3       7.1

ITEQ, Inc. (ITEC)                               2.44        68.7     302.8       7.9%      25.0%     54.3%     8.1       6.4
--------------------------------------------------------------------------------------------------------------------------------
Mean                                                                $557.3       9.7%      17.0%     39.1%    13.0x      9.4x

Median                                                               575.3      10.6%      14.9%     38.2%    13.0       7.8
--------------------------------------------------------------------------------------------------------------------------------


                                                                         Firm Value /
                                                      ------------------------------------------------
                                                                  LTM                   1999 (E)
VALUATION STATISTICS                        Firm      ------------------------------------------------
(Dollars in Millions, Except Stock Price)   Value(2)  Revenues   EBITDA     EBIT     EBITDA      EBIT
------------------------------------------------------------------------------------------------------
AptarGroup Inc. (ATR)                      $1,173.9     1.6x      7.8x      12.3x      6.8x     10.8x

Chart Industries (CTI) (3)                    479.8     1.1       7.0        7.8       NA        NA

Chicago Bridge & Iron (CBI)                   155.5     0.2       3.5        5.9       3.5       5.9

ITEQ, Inc. (ITEC)                             182.5     0.6       5.7        7.6       6.2       8.8
------------------------------------------------------------------------------------------------------
Mean                                                    0.9x      6.0x       8.4x      5.5x      8.5x

Median                                                  0.9       6.3        7.7       6.2       8.8
------------------------------------------------------------------------------------------------------

Note: EBITDA, EBIT, Net Income to Common, and EPS adjusted for unusual and nonrecurring items.

 *  Denotes outlier excluded from MEAN calculation; LTM: Latest Twelve Months;
    NM: Not Meaningful

(1) Source: C.A.G.R. estimates taken from I/B/E/S; Forward estimates taken from First Call earnings report.

(2) Firm Value equals equity value (all fully diluted shares at the stock price less any option proceeds) plus straight debt, minority interest, straight preferred stock, all out-of-the-money converts, less cash and investments in affiliates.

(3) Pro forma for the April 13, 1999 acquisition of MVE Holdings, Inc.

VALUATION FOCUS GROUP - TOWING





                                               Stock                          LTM    N.I. Proj.   Total       P / E (1)
VALUATION STATISTICS                           Price      Market    LTM       EBIT     5-Year    Debt /  --------------------
(Dollars in Millions, Except Stock Price)     5/13/99      Cap.   Revenues   Margin     CAGR(1)   Cap.    1999(E)   2000(E)
-----------------------------------------------------------------------------------------------------------------------------
Durakon Industries, Inc. (DRKN)                $13.38     $81.9    $192.4       6.4%     NA        1.5%     NA        NA

Lund International (LUND)                        5.50      42.9     178.8      15.9%     NA       54.8%     NA        NA

Edelbrock (EDEL)                                15.50      81.4     100.5      11.1%    15.0%      3.2%    10.8      10.4
-----------------------------------------------------------------------------------------------------------------------------
Mean                                                               $157.2      11.2%    15.0%     19.8%    10.8x     10.4x
Median                                                              178.8      11.1%    15.0%      3.2%    10.8      10.4
-----------------------------------------------------------------------------------------------------------------------------



                                                                           Firm Value /
                                                        --------------------------------------------
                                                                    LTM                   1999 (E)
VALUATION STATISTICS                          Firm      --------------------------------------------
(Dollars in Millions, Except Stock Price)     Value(2)  Revenues   EBITDA     EBIT     EBITDA   EBIT
----------------------------------------------------------------------------------------------------
Durakon Industries, Inc. (DRKN)              $ 70.1       0.4x      3.9x      5.7x       NA      NA

Lund International (LUND)                     148.3       0.8       5.2       5.2        NA      NA

Edelbrock (EDEL)                               80.2       0.8       5.1       7.2       5.0     6.9
----------------------------------------------------------------------------------------------------
Mean                                                      0.7x      4.7x      6.0x      5.0x    6.9x
Median                                                    0.8       5.1       5.7       5.0     6.9
----------------------------------------------------------------------------------------------------



Note: EBITDA, EBIT, Net Income to Common, and EPS adjusted for unusual and nonrecurring items.

(*) Denotes outlier excluded from MEAN calculation; LTM: Latest Twelve Months;
    NM: Not Meaningful

(1) Source: C.A.G.R. estimates taken from I/B/E/S; Forward estimates taken from First Call earnings report.

(2) Firm Value equals equity value (all fully diluted shares at the stock price less any option proceeds) plus straight debt, minority interest, straight preferred stock, all out-of-the-money converts, less cash and investments in affiliates.

VALUATION FOCUS GROUP - SPECIALTY INDUSTRIALS




                                               Stock                           LTM    N.I. Proj.   Total       P / E (1)
VALUATION STATISTICS                           Price      Market     LTM       EBIT     5-Year    Debt /  --------------------
(Dollars in Millions, Except Stock Price)     5/13/99      Cap.    Revenues   Margin     CAGR(1)   Cap.    1999(E)   2000(E)
------------------------------------------------------------------------------------------------------------------------------
Kennemetal Inc (KMT)                          $30.50      $911.7   $1,962.8    10.2%     12.0%     57.6%    14.9      13.3

L.S. Starrett Company (SCX)                    30.63       210.6      247.7    10.4%      NA        2.1%     NA        NA

Regal-Beloit Corporation (RBC)                 22.88       479.2      543.5    14.9%     12.0%     42.5%    11.3      10.2

Unova, Inc. (UNA)                              14.44       793.2    2,024.2     4.8%     17.4%     46.3%    12.6      10.0
------------------------------------------------------------------------------------------------------------------------------
Mean                                                               $1,194.6    10.1%     13.8%     37.1%    12.9x     11.1x

Median                                                              1,253.2    10.3%     12.0%     44.4%    12.6      10.2
------------------------------------------------------------------------------------------------------------------------------



                                                                            Firm Value /
                                                         ----------------------------------------------
                                                                     LTM                   1999 (E)
VALUATION STATISTICS                           Firm      ----------------------------------------------
(Dollars in Millions, Except Stock Price)      Value(2)  Revenues   EBITDA     EBIT     EBITDA    EBIT
-------------------------------------------------------------------------------------------------------
Kennemetal Inc (KMT)                          $1,948.8     1.0x       6.7x      9.7x      7.1x    10.6x

L.S. Starrett Company (SCX)                      181.2     0.7        4.9       7.1       NA       NA

Regal-Beloit Corporation (RBC)                   649.2     1.2        6.3       8.0       6.6      8.6

Unova, Inc. (UNA)                              1,379.3     0.7       10.4      14.1       5.5      7.7
-------------------------------------------------------------------------------------------------------
Mean                                                       0.9x       7.1x      9.7x      6.4x     9.0x

Median                                                     0.9        6.5       8.9       6.6      8.6
-------------------------------------------------------------------------------------------------------

Note: EBITDA, EBIT, Net Income to Common, and EPS adjusted for unusual and nonrecurring items.

(*) Denotes outlier excluded from MEAN calculation; LTM: Latest Twelve Months;
    NM: Not Meaningful

(1) Source: C.A.G.R. estimates taken from I/B/E/S; Forward estimates taken from First Call earnings report.

(2) Firm Value equals equity value (all fully diluted shares at the stock price less any option proceeds) plus straight debt, minority interest, straight preferred stock, all out-of-the-money converts, less cash and investments in affiliates.

C.  PRECEDENT TRANSACTION ANALYSIS

PRECEDENT TRANSACTIONS - AUTOMOTIVE SUPPLIERS

(US$ in                                                                                      Multiples of Transaction Value/
millions)                                                                              --------------------------------------------
  Date                                                                     Transaction   LTM      LTM     LTM      FTM       FTM
 of Ann.                 Target                      Acquiror                Value     Revenues   EBIT    EBITDA   EBIT     EBITDA
-----------------------------------------------------------------------------------------------------------------------------------
  03/09/99  United Technologies Automotive     Lear                         $2,300.0     0.8x    12.6x      7.5x     8.6x    5.9x
  02/08/99  Mark IV - Purolater Filter Unit    Arvin                           270.0     0.8     NA         NA       NA      NA
  01/28/99  LucasVarity                        TRW                           7,348.0     1.1     10.8       7.4     10.1     7.0
  01/26/99  Adwest Automotive                  Dura Automotive                 330.0     0.9     10.7       7.6      NA      NA
  01/19/99  Excel Industries                   Dura Automotive                 475.6     0.4     13.1       5.7      NA      NA
  10/27/98  Glacier Vandervell                 Dana Corp.                      430.0     1.1      8.3       6.0      NA      NA
  08/18/98  Cooper Automotive                  Federal-Mogul                 1,900.0     1.0     10.2       6.7      8.3     5.7
  07/27/98  ITT - Brake & Chassis              Continental AG                1,930.0     0.9     19.6       7.9      NA      NA
  06/25/98  ITT - Electrical Systems           Valeo SA                      1,700.0     0.9     12.1       7.6     11.5     7.1
  06/22/98  Special Devices, Inc.              J.F. Lehman & Company           296.0     1.8     13.2      10.0     12.1     9.1
  05/29/98  Meridian Technologies              Teksid SpA and Norsk Hydro      368.0     1.0     27.7      11.9     26.1    11.6
  05/04/98  Echlin                             Dana Corp.                    4,108.9     1.1     18.7      12.3     16.0    11.1
  03/24/98  Steyr-Daimler-Puch AG              Magna International Inc.        465.6     0.4     12.8       6.2      NA      NA
  03/23/98  Schrader-Bridgeport                Tompkins plc                    256.5     1.5     11.0       NA       NA      NA
  02/25/98  Eagle-Picher Industries            Granaria Holdings NV            743.0     0.8      9.4       6.5      NA      NA
  01/12/98  Fel-Pro Inc.                       Federal-Mogul                   717.0     1.5     15.3      12.3      NA      NA
  01/04/98  Accuride                           KKR                             534.7     1.9     10.8       7.6      NA      NA
  10/16/97  T&N Plc                            Federal-Mogul                 3,000.0     1.0     10.4       6.8      NA      NA
  09/02/97  AlliedSignal - Safety Restraint    Breed Technologies              750.0     0.8      8.9       7.0      9.4     7.2
  04/30/97  Sinter Metals                      GKN Plc                         570.0     1.5     19.6      10.7     15.0     9.2
  04/09/97  Stant                              Tomkins                         606.0     0.9     10.7       7.2      9.6     6.7
  01/27/97  A.O. Smith                         Tower                           625.0     0.7      9.7       5.7      NA      NA
-----------------------------------------------------------------------------------------------------------------------------------
Mean                                                                                     1.0x    13.1x      8.0x    12.7x    8.1x
Median                                                                                   1.0     11.0       7.5     10.8     7.2
High                                                                                     1.9     27.7      12.3     26.1    11.6
Low                                                                                      0.4      8.3       5.7      8.3     5.7
-----------------------------------------------------------------------------------------------------------------------------------

PRECEDENT TRANSACTIONS - DIVERSIFIED INDUSTRIALS

(US $ in millions)

                                                                                                Multiples of Transaction Value/
                                                                                            --------------------------------------
  Date                                                                         Transaction     LTM    LTM      LTM     FTM     FTM
 of Ann.        Target                          Acquiror                         Value      Revenues  EBIT   EBITDA    EBIT   EBITDA
----------------------------------------------------------------------------------------------------------------------------------
 4/22/99  Sandvik Saws and Tools              Snap-On Inc.                   $     394.0      1.2x   16.1x     NA      NA      NA
 4/19/99  Blount International                Lehman Brothers Holdings           1,274.1      1.5    11.2     8.8    11.3     8.9
 2/16/99  MVE Holdings, Inc.                  Chart Industries                     248.7      1.2    15.1     9.6      NA      NA
  2/1/99  Aeroquip-Vickers                    Eaton Corporation                  2,087.6      1.0    11.5     8.1     9.9     8.0
12/27/98  Kaynar Technologies Inc.            The Fairchild Corporation            365.0      2.0    12.7    10.2      NA      NA
12/15/98  Global Motorsport                   Stonington Partners                  158.0      1.0     9.3     7.2      NA      NA
11/23/98  AMP Inc.                            Tyco International                11,606.0      2.1    19.8    11.5    15.1     9.7
11/23/98  Coltec Industries                   B.F. Goodrich                      2,200.0      1.6    10.7     8.7      NA      NA
11/23/98  Thyssen                             Dover Elevator Business            1,100.0      1.3    11.0     8.1      NA      NA
11/23/98  BTR plc                             Siebe plc                         10,313.0      0.8     5.7     4.4      NA      NA
  9/4/98  David Brown Group plc               Textron                              430.7      1.4    12.5     9.1      NA      NA
 8/21/98  Cincinnati Milacron's Machine Tool  Unova, Inc.                          178.0      0.4    10.7      NA      NA      NA
 8/17/98  ASI Aerospace Group Inc.            Pentacon Inc.                        112.2      1.7     9.8    10.3      NA      NA
 7/20/98  SPX Corporation                     General Signal                     2,335.0      1.4     7.8     6.5     6.8     5.6
 6/16/98  U.S. Rentals                        United Rentals                     1,338.0      2.9    20.1     8.6    16.3     7.0
  6/1/98  Calmar Inc.                         Saint-Gobain                         400.0      1.7    14.8     7.7      NA      NA
 4/27/98  Fluke                               Danaher                              625.0      1.4    13.4    10.1    10.8     8.1
 3/11/98  LICO                                Columbus McKinnon                    155.0      1.1    15.4    14.2      NA      NA
 3/11/98  Keystone (Bass Group)               Grove Worldwide                      606.0      0.7     9.1     7.1      NA      NA
 2/18/98  Zurn Industries                     U.S. Industries                      765.0      1.3    12.9    10.0     9.3     7.6
  1/8/98  P&H Material Handling               Chartwell Investments                425.0      1.2    11.7     9.4      NA      NA
12/16/97  O&K Mining GmbH                     Terex                                169.0      0.6    11.2     8.3      NA      NA
12/11/97  TriMas Corporation                  MascoTech, Inc.                    1,371.0      2.1    12.1     9.9    12.3    10.0
12/12/97  Perkins Engines                     Caterpillar                        1,325.0      1.2    13.6     9.0      NA      NA
 12/4/97  Nelson Industries                   Cummins Engine                       488.0      1.7    14.8    11.9      NA      NA
11/11/97  Ransomes plc                        Textron                              290.0      1.0    10.1     7.8     7.4     6.3
10/12/97  Greenfield Industries               Kennametal                           943.0      1.8    15.6    11.6    12.5     9.8
 9/15/97  Thermo King                         Ingersoll-Rand                     2,560.0      2.5    13.5    12.3      NA      NA
 7/24/97  Astrotech International Corp.       ITEQ, Inc.                           148.0      1.0    16.5    11.0      NA      NA
 6/26/97  Arden Industrial Products           Park-Ohio Corporation                 47.6      0.6     9.4    13.0      NA      NA
 6/26/97  Imo Industries                      Constellation Capital Partners       415.0      0.9    16.3     9.1    11.1     7.2
 6/24/97  SEDA Specialty Packaging Corp.      CCL Industries                       176.0      2.9    14.5    10.2      NA      NA
 6/16/97  Core Industries                     United Dominion                      298.0      1.2    11.5     9.3      NA      NA
 6/16/97  Raymond                             BT Industries                        440.0      1.3    12.1    10.0    10.5     8.9
 6/12/97  Giddings & Lewis                    Thyssen                              705.0      1.0    13.4     9.6    12.5     9.2
 3/27/98  Falcon Building Products, Inc.      Investcorp                           590.0      0.9     9.9     7.8     9.6     7.7
 2/27/97  Marathon Electric                   Regal-Beloit                         248.3      1.0     9.1     7.2      NA      NA
 2/18/97  Invetech Co.                        Applied Industrial Tech.             130.8      0.4    10.8    15.4      NA      NA

----------------------------------------------------------------------------------------------------------------------------------
Mean                                                                                          1.3x   12.5x    9.5x   11.1x    8.1x
Median                                                                                        1.2    12.1     9.4    11.0     8.1
High                                                                                          2.9    20.1    15.4    16.3    10.0
Low                                                                                           0.4     5.7     4.4     6.8     5.6
----------------------------------------------------------------------------------------------------------------------------------


D.  SEGMENT DCFs

PRELIMINARY VALUATION SUMMARY - DCF - FORMING


                                                             YEAR ENDED DECEMBER 31,
                                        ----------------------------------------------------------------
(Dollars in Millions)                     1999           2000          2001          2002         2003
--------------------------------------------------------------------------------------------------------
Sales                                   $  390.3      $  811.7      $  852.7      $  897.7      $  947.2
EBIT                                        55.0         114.3         120.4         127.6         136.0
Effective Tax Rate            40.4%         40.4%         40.4%         40.4%         40.4%         40.4%
Tax                                        (22.2)        (46.1)        (48.6)        (51.5)        (54.9)
                                        ----------------------------------------------------------------
TAX-EFFECTED EBIT                           32.8          68.1          71.8          76.1          81.1
D,D&A                                       17.1          36.4          38.7          40.6          42.6
Amortization of Goodwill                     0.0           0.0           0.0           0.0           0.0
Other Non-Cash Charges                       0.0           0.0           0.0           0.0           0.0
--------------------------------------------------------------------------------------------------------
    CASH FLOW FROM OPERATIONS               49.9         104.6         110.5         116.8         123.7
Change in Net Working Capital               (1.1)         (5.0)         (5.5)         (6.1)         (6.7)
Capital Expenditures                       (32.1)        (63.8)        (58.3)        (58.3)        (61.0)
Other                                        0.0           0.0           0.0           0.0           0.0
--------------------------------------------------------------------------------------------------------
    UNLEVERED FREE CASH FLOW            $   16.7      $   35.9      $   46.7      $   52.4      $   56.0
--------------------------------------------------------------------------------------------------------

                  TERMINAL EBITDA MULTIPLE RANGE
-------------------------------------------------------------------
               4.7x        5.2x        5.7x        6.2x        6.7x
-------------------------------------------------------------------

                          TERMINAL VALUE
-------------------------------------------------------------------
             $840       $929      $1,018      $1,108         $1,197
-------------------------------------------------------------------


 WACC            PRESENT VALUE OF FIRM @ 6/30/99
-------------------------------------------------------------------
    9.0%       731        792        852        913           974
    9.5%       718        777        836        896           955
   10.0%       704        762        820        879           937
   10.5%       691        748        805        862           919
   11.0%       678        734        790        846           902

 WACC            TERMINAL VALUE / PRESENT VALUE
-------------------------------------------------------------------
    9.0%      14.8%      17.3%      19.5%      21.3%         22.9%
    9.5%      17.0%      19.6%      21.8%      23.7%         25.3%
   10.0%      19.2%      21.9%      24.1%      26.1%         27.8%
   10.5%      21.5%      24.2%      26.5%      28.5%         30.2%
   11.0%      23.8%      26.5%      28.9%      30.9%         32.7%


 WACC            IMPLIED FIRM VALUE / 1999 EBITDA
-------------------------------------------------------------------
    9.0%       4.1x       4.4x       4.8x       5.1x          5.4x
    9.5%       4.0x       4.3x       4.7x       5.0x          5.3x
   10.0%       3.9x       4.3x       4.6x       4.9x          5.2x
   10.5%       3.9x       4.2x       4.5x       4.8x          5.1x
   11.0%       3.8x       4.1x       4.4x       4.7x          5.0x


 WACC             IMPLIED PERPETUITY GROWTH RATE
-------------------------------------------------------------------
    9.0%       2.3%       3.0%       3.5%       3.9%          4.3%
    9.5%       2.8%       3.5%       4.0%       4.4%          4.8%
   10.0%       3.3%       4.0%       4.5%       4.9%          5.3%
   10.5%       3.8%       4.5%       5.0%       5.4%          5.8%
   11.0%       4.3%       5.0%       5.5%       5.9%          6.3%

PRELIMINARY VALUATION SUMMARY - DCF - FASTENERS

                                                                          YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------
(Dollars in Millions)                              1999           2000          2001          2002         2003
------------------------------------------------------------------------------------------------------------------
Sales                                            $  121.8      $  258.1      $  275.7      $  294.7      $  314.9
EBIT                                                 17.9          39.0          42.8          47.0          51.6
Effective Tax Rate                  40.4%            40.4%         40.4%         40.4%         40.4%         40.4%
Tax                                                  (7.2)        (15.8)        (17.3)        (19.0)        (20.8)
                                                  ----------------------------------------------------------------
TAX-EFFECTED EBIT                                    10.7          23.3          25.5          28.0          30.7
D,D&A                                                 3.7           7.8           8.4           8.9           9.4
Amortization of Goodwill                              0.0           0.0           0.0           0.0           0.0
Other Non-Cash Charges                                0.0           0.0           0.0           0.0           0.0
------------------------------------------------------------------------------------------------------------------
    CASH FLOW FROM OPERATIONS                        14.3          31.1          33.9          36.9          40.1
Change in Net Working Capital                         1.1          (2.7)         (2.9)         (3.2)         (3.4)
Capital Expenditures                                 (8.2)        (16.3)        (16.5)        (16.5)        (17.3)
Other                                                 0.0           0.0           0.0           0.0           0.0
------------------------------------------------------------------------------------------------------------------
    UNLEVERED FREE CASH FLOW                     $    7.2      $   12.1      $   14.5      $   17.3      $   19.5
------------------------------------------------------------------------------------------------------------------

                   TERMINAL EBITDA MULTIPLE RANGE
--------------------------------------------------------------------
               6.8x        7.3x        7.8x        8.3x         8.8x
--------------------------------------------------------------------

                           TERMINAL VALUE
--------------------------------------------------------------------
               $414        $445        $475        $506         $536
--------------------------------------------------------------------


WACC               PRESENT VALUE OF FIRM @ 6/30/99
--------------------------------------------------------------------
   9.0%        336         357         378         398         419
   9.5%        330         350         370         391         411
  10.0%        324         343         363         383         403
  10.5%        317         337         356         376         395
  11.0%        311         330         350         369         388

WACC               TERMINAL VALUE / PRESENT VALUE
--------------------------------------------------------------------
   9.0%       23.3%       24.7%       25.9%       27.0%       28.0%
   9.5%       25.7%       27.1%       28.4%       29.5%       30.6%
  10.0%       28.1%       29.6%       30.9%       32.1%       33.1%
  10.5%       30.6%       32.1%       33.4%       34.7%       35.7%
  11.0%       33.1%       34.6%       36.0%       37.3%       38.4%

WACC              IMPLIED FIRM VALUE / 1999 EBITDA
--------------------------------------------------------------------
   9.0%        5.5x        5.9x        6.2x        6.5x        6.9x
   9.5%        5.4x        5.7x        6.1x        6.4x        6.7x
  10.0%        5.3x        5.6x        6.0x        6.3x        6.6x
  10.5%        5.2x        5.5x        5.8x        6.2x        6.5x
  11.0%        5.1x        5.4x        5.7x        6.0x        6.4x

WACC               IMPLIED PERPETUITY GROWTH RATE
--------------------------------------------------------------------
   9.0%        4.3%        4.6%        4.9%        5.1%        5.4%
   9.5%        4.8%        5.1%        5.4%        5.6%        5.9%
  10.0%        5.3%        5.6%        5.9%        6.1%        6.4%
  10.5%        5.8%        6.1%        6.4%        6.6%        6.9%
  11.0%        6.3%        6.6%        6.9%        7.1%        7.4%

PRELIMINARY VALUATION SUMMARY - DCF - TOWING


                                                                    YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------
(Dollars in Millions)                              1999          2000          2001         2002          2003
----------------------------------------------------------------------------------------------------------------
Sales                                           $  138.4      $  296.8      $  320.9      $  346.9      $  375.0
EBIT                                                22.6          48.2          51.8          55.6          59.7
Effective Tax Rate                    40.4%         40.4%         40.4%         40.4%         40.4%         40.4%
Tax                                                 (9.1)        (19.5)        (20.9)        (22.4)        (24.1)
                                                ----------------------------------------------------------------
TAX-EFFECTED EBIT                                   13.5          28.7          30.9          33.1          35.6
D,D&A                                                2.3           5.6           6.3           6.8           7.2
Amortization of Goodwill                             0.0           0.0           0.0           0.0           0.0
Other Non-Cash Charges                               0.0           0.0           0.0           0.0           0.0
----------------------------------------------------------------------------------------------------------------
    CASH FLOW FROM OPERATIONS                       15.8          34.4          37.2          39.9          42.8
Change in Net Working Capital                       (3.1)         (4.0)         (4.4)         (4.8)         (5.3)
Capital Expenditures                                (9.5)        (18.8)        (11.0)        (11.0)        (11.5)
Other                                                0.0           0.0           0.0           0.0           0.0
----------------------------------------------------------------------------------------------------------------
    UNLEVERED FREE CASH FLOW                    $    3.3      $   11.6      $   21.7      $   24.1      $   26.0
----------------------------------------------------------------------------------------------------------------

                   TERMINAL EBITDA MULTIPLE RANGE
--------------------------------------------------------------------
               6.8x        7.3x        7.8x        8.3x         8.8x
--------------------------------------------------------------------

                           TERMINAL VALUE
--------------------------------------------------------------------
               $455       $488        $522         $555         $588
--------------------------------------------------------------------



 WACC              PRESENT VALUE OF FIRM @ 6/30/99
--------------------------------------------------------------------
   9.0%        375         397         420         443         465
   9.5%        367         390         412         434         456
  10.0%        360         382         404         426         447
  10.5%        354         375         396         417         439
  11.0%        347         368         389         409         430

 WACC              TERMINAL VALUE / PRESENT VALUE
--------------------------------------------------------------------
   9.0%       21.4%       22.9%       24.2%       25.4%       26.4%
   9.5%       23.7%       25.3%       26.6%       27.9%       29.0%
  10.0%       26.2%       27.7%       29.1%       30.4%       31.5%
  10.5%       28.6%       30.2%       31.7%       32.9%       34.1%
  11.0%       31.1%       32.7%       34.2%       35.5%       36.7%

 WACC              IMPLIED FIRM VALUE / 1999 EBITDA
--------------------------------------------------------------------
   9.0%        5.6x        5.9x        6.3x        6.6x        7.0x
   9.5%        5.5x        5.8x        6.2x        6.5x        6.8x
  10.0%        5.4x        5.7x        6.0x        6.4x        6.7x
  10.5%        5.3x        5.6x        5.9x        6.2x        6.6x
  11.0%        5.2x        5.5x        5.8x        6.1x        6.4x

 WACC              IMPLIED PERPETUITY GROWTH RATE
--------------------------------------------------------------------
   9.0%        3.3%        3.7%        4.0%        4.3%        4.6%
   9.5%        3.8%        4.2%        4.5%        4.8%        5.1%
  10.0%        4.3%        4.7%        5.0%        5.3%        5.6%
  10.5%        4.8%        5.2%        5.5%        5.8%        6.1%
  11.0%        5.3%        5.7%        6.0%        6.3%        6.6%


PRELIMINARY VALUATION SUMMARY - DCF - PACKAGING

                                                            YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------------------
 (Dollars in Millions)                     1999         2000          2001           2002         2003
----------------------------------------------------------------------------------------------------------
Sales                                   $  115.9      $  242.3      $  255.4      $  269.4      $  284.3
EBIT                                        22.0          47.4          51.4          55.7          60.5
Effective Tax Rate               40.4%      40.4%         40.4%         40.4%         40.4%         40.4%
Tax                                         (8.9)        (19.1)        (20.7)        (22.5)        (24.4)
                                        ------------------------------------------------------------------
TAX-EFFECTED EBIT                           13.1          28.2          30.6          33.2          36.0
D,D&A                                        2.8           6.5           7.4           8.3           9.2
Amortization of Goodwill                     0.0           0.0           0.0           0.0           0.0
Other Non-Cash Charges                       0.0           0.0           0.0           0.0           0.0
----------------------------------------------------------------------------------------------------------
    CASH FLOW FROM OPERATIONS               15.9          34.7          38.1          41.5          45.2
Change in Net Working Capital               (0.4)         (2.3)         (2.4)         (2.6)         (2.7)
Capital Expenditures                        (9.5)        (18.8)        (18.7)        (18.7)        (19.6)
Other                                        0.0           0.0           0.0           0.0           0.0
----------------------------------------------------------------------------------------------------------
    UNLEVERED FREE CASH FLOW            $    6.0      $   13.7      $   16.9      $   20.2      $   22.9
----------------------------------------------------------------------------------------------------------

                  TERMINAL EBITDA MULTIPLE RANGE
-------------------------------------------------------------------
               6.8x        7.3x        7.8x        8.3x        8.8x
-------------------------------------------------------------------

                          TERMINAL VALUE
-------------------------------------------------------------------
               $473        $508        $543        $578        $613
-------------------------------------------------------------------

WACC               PRESENT VALUE OF FIRM @ 6/30/99
---------------------------------------------------------------------
   9.0%        383         407         430         454         477
   9.5%        376         399         422         445         468
  10.0%        368         391         414         436         459
  10.5%        361         384         406         428         450
  11.0%        355         376         398         420         442

WACC                TERMINAL VALUE / PRESENT VALUE
---------------------------------------------------------------------
   9.0%       23.6%       25.0%       26.2%       27.3%       28.3%
   9.5%       26.0%       27.4%       28.7%       29.8%       30.9%
  10.0%       28.5%       29.9%       31.2%       32.4%       33.4%
  10.5%       31.0%       32.5%       33.8%       35.0%       36.1%
  11.0%       33.5%       35.0%       36.4%       37.6%       38.7%

WACC                IMPLIED FIRM VALUE / 1999 EBITDA
---------------------------------------------------------------------
   9.0%        5.5x        5.8x        6.2x        6.5x        6.9x
   9.5%        5.4x        5.7x        6.1x        6.4x        6.7x
  10.0%        5.3x        5.6x        5.9x        6.3x        6.6x
  10.5%        5.2x        5.5x        5.8x        6.1x        6.5x
  11.0%        5.1x        5.4x        5.7x        6.0x        6.3x

WACC                  IMPLIED PERPETUITY GROWTH RATE
---------------------------------------------------------------------
   9.0%        4.2%        4.5%        4.8%        5.0%        5.3%
   9.5%        4.7%        5.0%        5.3%        5.5%        5.8%
  10.0%        5.2%        5.5%        5.8%        6.0%        6.3%
  10.5%        5.7%        6.0%        6.3%        6.5%        6.8%
  11.0%        6.2%        6.5%        6.8%        7.0%        7.3%

PRELIMINARY VALUATION SUMMARY - DCF - SPECIALTY INDUSTRIAL

                                                                   YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------
 (Dollars in Millions)                            1999          2000          2001          2002          2003
-----------------------------------------------------------------------------------------------------------------
Sales                                           $  55.1      $  113.0      $  117.2      $  121.9      $  127.2
EBIT                                                8.1          16.8          17.8          18.9          20.1
Effective Tax Rate                  40.4%          40.4%         40.4%         40.4%         40.4%         40.4%
Tax                                                (3.3)         (6.8)         (7.2)         (7.6)         (8.1)
                                                -----------------------------------------------------------------
TAX-EFFECTED EBIT                                   4.8          10.0          10.6          11.3          12.0
D,D&A                                               1.5           3.3           3.6           3.8           4.0
Amortization of Goodwill                            0.0           0.0           0.0           0.0           0.0
Other Non-Cash Charges                              0.0           0.0           0.0           0.0           0.0
-----------------------------------------------------------------------------------------------------------------
    CASH FLOW FROM OPERATIONS                       6.3          13.4          14.2          15.0          15.9
Change in Net Working Capital                      (0.3)         (1.6)         (1.7)         (1.7)         (1.7)
Capital Expenditures                               (3.8)         (7.5)         (5.5)         (5.5)         (5.8)
Other                                               0.0           0.0           0.0           0.0           0.0
-----------------------------------------------------------------------------------------------------------------
    UNLEVERED FREE CASH                         $   2.3      $    4.2      $    7.0      $    7.8      $    8.4
-----------------------------------------------------------------------------------------------------------------

                  TERMINAL EBITDA MULTIPLE RANGE
-------------------------------------------------------------------
                6.8x        7.3x        7.8x        8.3x       8.8x
-------------------------------------------------------------------

                          TERMINAL VALUE
-------------------------------------------------------------------
               $163        $175        $187        $199        $211
-------------------------------------------------------------------

 WACC              PRESENT VALUE OF FIRM @ 6/30/99
---------------------------------------------------------------------
   9.0%        134         142         150         158         166
   9.5%        131         139         147         155         163
  10.0%        129         137         144         152         160
  10.5%        126         134         142         149         157
  11.0%        124         131         139         146         154

 WACC              TERMINAL VALUE / PRESENT VALUE
---------------------------------------------------------------------
   9.0%       22.1%       23.5%       24.8%       26.0%       27.0%
   9.5%       24.5%       26.0%       27.3%       28.5%       29.6%
  10.0%       26.9%       28.4%       29.8%       31.0%       32.1%
  10.5%       29.3%       30.9%       32.3%       33.6%       34.7%
  11.0%       31.8%       33.4%       34.9%       36.2%       37.3%

WACC               IMPLIED FIRM VALUE / 1999 EBITDA
---------------------------------------------------------------------
   9.0%        5.6x        5.9x        6.2x        6.6x        6.9x
   9.5%        5.5x        5.8x        6.1x        6.5x        6.8x
  10.0%        5.4x        5.7x        6.0x        6.3x        6.7x
  10.5%        5.3x        5.6x        5.9x        6.2x        6.5x
  11.0%        5.2x        5.5x        5.8x        6.1x        6.4x

WACC               IMPLIED PERPETUITY GROWTH RATE
---------------------------------------------------------------------
   9.0%        3.8%        4.2%        4.5%        4.8%        5.0%
   9.5%        4.3%        4.7%        5.0%        5.3%        5.5%
  10.0%        4.8%        5.2%        5.5%        5.8%        6.0%
  10.5%        5.3%        5.7%        6.0%        6.3%        6.5%
  11.0%        5.8%        6.2%        6.5%        6.8%        7.0%

E.  WACC ANALYSIS

WACC ANALYSIS - AUTOMOTIVE OEM SUPPLIERS




COMPARABLE COMPANIES        DEBT       EQUITY      COST OF       MARKET      TOTAL     PREFERRED      DEBT /       UNLEVERED
(DOLLARS IN Millions)       BETA       BETA(a)    EQUITY(b)       CAP.        DEBT       STOCK       CAP. (MKT)  (ASSET) BETA(C)
--------------------------------------------------------------------------------------------------------------------------------
Amcast                      0.00        0.67         10.7%      $  157.1    $  218.5     $  0.0        58.2%         0.36
American Axle               0.00        1.89         19.7%         606.6       699.4        0.0        53.6%         1.11
Borg-Warner                 0.00        0.86         12.1%       1,397.4       393.5        0.0        22.0%         0.74
Citation                    0.00        1.08         13.7%         237.0       249.1        0.0        51.2%         0.66
Collins & Aikman            0.00        1.01         13.2%         414.2       877.0        0.0        67.9%         0.44
Donnelly                    0.00        0.59         10.1%         157.7       112.2        0.0        41.6%         0.41
Dura                        0.00        0.93         12.6%         375.7       995.8        0.0        72.6%         0.35
Hayes Lemmerz               0.00        0.93         12.6%         958.2     1,602.2        0.0        62.6%         0.46
Intermet                    0.00        1.03         13.3%         356.9       164.1        0.0        31.5%         0.80
Modine                      0.00        0.78         11.5%         973.2       200.8        0.0        17.1%         0.69
Simpson                     0.00        0.73         11.1%         177.2       105.5        0.0        37.3%         0.54
Standard Products           0.00        0.80         11.6%         320.6       203.6        0.0        38.8%         0.58
Superior                    0.00        0.86         12.0%         705.8         1.3        0.0         0.2%         0.86
Tower                       0.00        1.01         13.2%       1,109.7       560.5      258.8        29.1%         0.66
Wescast                     0.00        0.72         11.1%         447.3         4.2        0.0         0.9%         0.72
--------------------------------------------------------------------------------------------------------------------------------
MEDIAN                        --        0.86         12.1%            --          --         --        38.8%         0.66
--------------------------------------------------------------------------------------------------------------------------------



ASSUMPTIONS
-----------------------------------
Tax Rate for Companies      39.0%

Tax Rate for Target         39.0%

Risk-Free Rate
  (30-Year TSY)              5.7%

Pretax Cost of Debt (e)      9.0%

Equity Risk Premium (f)      7.4%

Political Risk Premium       0.0%

Debt Beta for Target        0.00
-----------------------------------



                            WEIGHTED AVERAGE COST OF CAPITAL (d)
               --------------------------------------------------------------
                               DEBT / CAPITALIZATION (MARKET)
 UNLEVERED     --------------------------------------------------------------
(ASSET) BETA     40%          45%            50%            55%          60%
-----------------------------------------------------------------------------
   0.56         9.1%          9.0%           8.9%           8.8%         8.7%

   0.61         9.4%          9.3%           9.2%           9.1%         9.0%

   0.66         9.7%          9.6%           9.5%           9.4%         9.3%

   0.71        10.1%          9.9%           9.8%           9.7%         9.6%

   0.76        10.4%         10.2%          10.1%          10.0%         9.9%
-----------------------------------------------------------------------------


(a) Source: Bloomberg's estimate using Value Line's estimation methodology using returns vs. the S&P 500 as of 5/13/99.

(b) Cost of Equity = Risk-Free Rate (R(F)) + Equity Beta (B(E)) * Equity Risk Premium (R(M)) - (R(F)).

(c)                            % E                          % D  * (1 - T)
      B(A)  =  B(E) *[----------------------- +  B(D) * [---------------------]
                       [% E + % D * (1 - T)]              % D * (1 - T) + % E

(d)   (WACC = [(R(F)+ B(E) * (R(M)- R(F)) + R(P)) * %E] + [K(D) * (1 - T) * %D].
      Assumes pretax cost of debt remains constant.

(e) Any political risk premium (R(P)) is included in the pretax cost of debt (K(D)).

(f)   Source:  Ibbotson Associates.  Based on data from 1926 - 1995.

WACC ANALYSIS - DIVERSIFIED INDUSTRIALS



COMPARABLE COMPANIES       DEBT         EQUITY       COST OF       MARKET         TOTAL     PREFERRED      DEBT /       UNLEVERED
(Dollars in Millions)      BETA         BETA(a)      EQUITY(b)       CAP.          DEBT       STOCK      CAP.(MKT)   (ASSET) BETA(c)
------------------------------------------------------------------------------------------------------------------------------------
Cooper Industries          0.00          0.95          12.6%        $5,023       $  899        $ 0          15.2%          0.86
Crane                      0.00          0.91          12.3          2,152          360          0          14.3           0.82
Harsco                     0.00          0.81          11.6          1,396          364          0          20.7           0.70
Park Ohio                  0.00          0.88          12.1            155          240          0          60.8           0.45
SPX                        0.00          1.00          13.0          2,333        1,516          0          39.4           0.72
US Industries              0.00          1.01          13.1          1,713          955          0          35.8           0.76
------------------------------------------------------------------------------------------------------------------------------------
MEDIAN                       --          0.93          12.4%            --           --         --          28.2%          0.74
------------------------------------------------------------------------------------------------------------------------------------




ASSUMPTIONS
-------------------------------------------
Tax Rate for Companies              39.0%

Tax Rate for Target                 39.0%

Risk-Free Rate (30-Year TSY)         5.6%

Pretax Cost of Debt (e)              8.0%

Equity Risk Premium (f)              7.4%

Political Risk Premium               0.0%

Debt Beta for Target                0.00
-------------------------------------------


                             WEIGHTED AVERAGE COST OF CAPITAL (d)
                ------------------------------------------------------------------
                                 DEBT / CAPITALIZATION (MARKET)
  UNLEVERED     ------------------------------------------------------------------
(ASSET) BETA       40%           45%           50%           55%           60%
----------------------------------------------------------------------------------
    0.64          9.3%          9.2%          9.0%           8.9%          8.8%

    0.69          9.6%          9.5%          9.3%           9.2%          9.1%

    0.74          9.9%          9.8%          9.6%           9.5%          9.4%

    0.79         10.2%         10.1%          9.9%           9.8%          9.6%

    0.84         10.5%         10.4%         10.2%          10.1%          9.9%
----------------------------------------------------------------------------------


(a) Source: Bloomberg's estimate using Value Line's estimation methodology using returns vs. the S&P 500 as of 5/13/99.

(b) Cost of Equity = Risk-Free Rate (R(F)) + Equity Beta (B(E)) * Equity Risk Premium (R(M)) - (R(F)).

(c)                            % E                          % D  * (1 - T)
      B(A)  =  B(E) *[----------------------- +  B(D) * [---------------------]
                       [% E + % D * (1 - T)]              % D * (1 - T) + % E

(d)   (WACC = [(R(F)+ B(E) * (R(M)- R(F)) + R(P)) * %E] + [K(D) * (1 - T) * %D].
      Assumes pretax cost of debt remains constant.

(e) Any political risk premium (R(P)) is included in the pretax cost of debt (K(D)).

(f)   Source:  Ibbotson Associates.  Based on data from 1926 - 1995.

WACC ANALYSIS - FASTENERS


COMPARABLE COMPANIES               DEBT      EQUITY       COST OF     MARKET       TOTAL   PREFERRED      DEBT /       UNLEVEREDU
(Dollars in Millions)              BETA       BETA(a)      EQUITY(b)  CAP.         DEBT      STOCK     CAP.(MKT)   (ASSET) BETA(c)
------------------------------------------------------------------------------------------------------------------------------------
Barnes Group                       0.00        0.74         11.1%     $  466        $ 58        $0         11.0%          0.69

Cordant Technologies               0.00        0.95         12.6       1,733         405         0         18.9           0.83

Fastenal                           0.00        1.13         13.9       1,906           4         0          0.2           1.12

Park Ohio                          0.00        0.88         12.1         155         240         0         60.8           0.45

Pentacon                           0.00        1.17         14.3          94         139         0         59.6           0.62

Precision Castparts                0.00        0.91         12.3       1,023         432         0         29.7           0.73
------------------------------------------------------------------------------------------------------------------------------------
Median                               --        0.93         12.5%         --         --         --        24.3%           0.71
------------------------------------------------------------------------------------------------------------------------------------



ASSUMPTIONS
-----------------------------------------
Tax Rate for Companies            39.0%

Tax Rate for Target               39.0%

Risk-Free Rate (30-Year TSY)       5.6%

Pretax Cost of Debt (e)            9.0%

Equity Risk Premium (f)            7.4%

Political Risk Premium             0.0%

Debt Beta for Target              0.00
-----------------------------------------



                              WEIGHTED AVERAGE COST OF CAPITAL (d)
                 ---------------------------------------------------------------
                                 DEBT / CAPITALIZATION (MARKET)
  UNLEVERED      ---------------------------------------------------------------
(ASSET) BETA        40%           45%          50%           55%          60%
--------------------------------------------------------------------------------
      0.61          9.4%         9.3%          9.2%         9.1%          9.0%

      0.66          9.7%         9.6%          9.5%         9.4%          9.3%

      0.71         10.0%         9.9%          9.8%         9.7%          9.6%

      0.76         10.3%        10.2%         10.1%         9.9%          9.8%

      0.81         10.6%        10.5%         10.4%        10.2%         10.1%
-------------------------------------------------------------------------------------

(a) Source: Bloomberg's estimate using Value Line's estimation methodology using returns vs. the S&P 500 as of 5/13/99.

(b) Cost of Equity = Risk-Free Rate (R(F)) + Equity Beta (B(E)) * Equity Risk Premium (R(M)) - (R(F)).

(c)                            % E                          % D  * (1 - T)
      B(A)  =  B(E) *[----------------------- +  B(D) * [---------------------]
                       [% E + % D *  (1 - T)]             % D * (1 - T) + % E

(d)   WACC = [(R(F)+ B(E) * (R(M)- R(F)) + R(P)) * %E] + [K(D) * (1 - T) * %D].
      Assumes pretax cost of debt remains constant.

(e) Any political risk premium (R(P)) is included in the pretax cost of debt (K(D)).

(f)   Source:  Ibbotson Associates.  Based on data from 1926 - 1995.

WACC ANALYSIS - PACKAGING AND SEALING


COMPARABLE COMPANIES               DEBT       EQUITY     COST OF       MARKET      TOTAL     PREFERRED     DEBT /       UNLEVERED
(Dollars in Millions)              BETA       BETA(a)    EQUITY(b)      CAP.       DEBT        STOCK      CAP.(MKT)  (ASSET) BETA(c)
------------------------------------------------------------------------------------------------------------------------------------
AptarGroup                         0.00        0.67        10.7%       $1,056      $118          $ 0        10.1%         0.62

Chart Industries                   0.00        1.05        13.6           230       248            0        51.8          0.63

Chicago Bridge and Iron            0.00        1.00        13.2           148         8            0         5.2          0.96

ITEQ, Inc.                         0.00        1.18        14.5            69       120            0        63.5          0.57
------------------------------------------------------------------------------------------------------------------------------------
Median                               --        1.02        13.4%           --        --           --        31.0%         0.63
------------------------------------------------------------------------------------------------------------------------------------



ASSUMPTIONS
------------------------------------------
Tax Rate for Companies             39.0%

Tax Rate for Target                39.0%

Risk-Free Rate (30-Year TSY)        5.8%

Pretax Cost of Debt (e)             9.0%

Equity Risk Premium (f)             7.4%

Political Risk Premium              0.0%

Debt Beta for Target               0.00
------------------------------------------




                                  WEIGHTED AVERAGE COST OF CAPITAL (d)
                  -------------------------------------------------------------------
  UNLEVERED                          DEBT / CAPITALIZATION (MARKET)
                  -------------------------------------------------------------------
 (ASSET) BETA       40%             45%           50%           55%           60%
-------------------------------------------------------------------------------------
       0.53         9.0%           8.9%           8.8%           8.7%        8.6%

       0.58         9.3%           9.2%           9.1%           9.0%        8.9%

       0.63         9.6%           9.5%           9.4%           9.3%        9.2%

       0.68         9.9%           9.8%           9.7%           9.6%        9.5%

       0.73        10.2%          10.1%          10.0%           9.9%        9.8%
-------------------------------------------------------------------------------------

(a) Source: Bloomberg's estimate using Value Line's estimation methodology using returns vs. the S&P 500 as of 5/13/99.

(b) Cost of Equity = Risk-Free Rate (R(F)) + Equity Beta (B(E)) * Equity Risk Premium (R(M)) - (R(F)).

                             % E                          % D  * (1 - T)
(c)   B(A)  =  B(E) *[----------------------- +  B(D) * [---------------------]
                       [% E + % D *  (1 - T)]             % D * (1 - T) + % E

(d)   WACC = [(R(F)+ B(E) * (R(M)- R(F)) + R(P)) * %E] + [K(D) * (1 - T) * %D].
      Assumes pretax cost of debt remains constant.

(e) Any political risk premium (R(P)) is included in the pretax cost of debt (K(D)).

(f)   Source:  Ibbotson Associates.  Based on data from 1926 - 1995.

WACC ANALYSIS - TOWING

COMPARABLE COMPANIES              DEBT     EQUITY   COST OF   MARKET   TOTAL   PREFERRED      DEBT/      UNLEVERED
(Dollars in Millions)             BETA     BETA(a) EQUITY(b)   CAP.     DEBT     STOCK      CAP. (MKT) (ASSET) BETA(c)
----------------------------------------------------------------------------------------------------------------------
Durakon                           0.00      0.65     10.6%    $ 82      $  1      $  0         1.3%         0.64
Lund                              0.00      0.73     11.2       43       104         3        69.6          0.29
Edelbrock                         0.00      0.74     11.3       81         2         0         2.6          0.73
----------------------------------------------------------------------------------------------------------------------
MEDIAN                           --         0.73     11.2%      --        --        --         2.6%         0.64
----------------------------------------------------------------------------------------------------------------------


ASSUMPTIONS
-----------------------------------------
Tax Rate for Companies              39.0%
Tax Rate for Target                 39.0%
Risk-Free Rate (30-Year TSY)         5.8%
Pretax Cost of Debt (e)              9.0%
Equity Risk Premium (f)              7.4%
Political Risk Premium               0.0%
Debt Beta for Target                0.00
-----------------------------------------


                          WEIGHTED AVERAGE COST OF CAPITAL (d)
                     ------------------------------------------------
                            DEBT / CAPITALIZATION (MARKET)
   UNLEVERED         ------------------------------------------------
  (ASSET) BETA        40%        45%        50%       55%       60%
---------------------------------------------------------------------
   0.54               9.0%       9.0%       8.9%      8.8%      8.7%
                                ---------------------------
   0.59               9.4%       9.3%       9.2%      9.1%      9.0%
   0.64               9.7%       9.6%       9.5%      9.3%      9.2%
   0.69              10.0%       9.9%       9.8%      9.6%      9.5%
                                ---------------------------
   0.74              10.3%      10.2%      10.1%      9.9%      9.8%
---------------------------------------------------------------------

(a) Source: Bloomberg's estimate using Value Line's estimation methodology using returns vs. the S&P 500 as of 5/13/99.

(b) Cost of Equity = Risk-Free Rate (R(F)) + Equity Beta (B(E)) * Equity Risk Premium (R(M)) - (R(F)).

(c)                            % E                          % D  * (1 - T)
      B(A)  =  B(E) *[----------------------- +  B(D) * [---------------------]
                       [% E + % D * (1 - T)]              % D * (1 - T) + % E

(d)   WACC = [(R(F)+ B(E) * (R(M)- R(F)) + R(P)) * %E] + [K(D) * (1 - T) * %D].
      Assumes pretax cost of debt remains constant.

(e) Any political risk premium (R(P)) is included in the pretax cost of debt (K(D)).

(f)   Source: Ibbotson Associates. Based on data from 1926 - 1995.

WACC ANALYSIS - SPECIALTY INDUSTRIALS

COMPARABLE COMPANIES            DEBT      EQUITY   COST OF    MARKET      TOTAL   PREFERRED       DEBT /     UNLEVERED
(Dollars in Millions)           BETA      BETA(a) EQUITY(b)    CAP.       DEBT      STOCK       CAP. (MKT) (ASSET) BETA(c)
--------------------------------------------------------------------------------------------------------------------------
Kennametal                       0.00      1.10     14.0%    $  912      $1,017      $    0        52.7%       0.66
L.S. Starrett                    0.00      0.54      9.8        211           4           0         2.0        0.53
Regal Beloit                     0.00      0.80     11.7        479         166           0        25.8        0.66
Unova                            0.00      0.98     13.1        793         604           0        43.2        0.67
--------------------------------------------------------------------------------------------------------------------------
MEDIAN                          --         0.89     12.4%        --          --          --        34.5%       0.66
--------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
------------------------------------------
Tax Rate for Companies               39.0%
Tax Rate for Target                  39.0%
Risk-Free Rate (30-Year TSY)          5.8%
Pretax Cost of Debt (e)               9.0%
Equity Risk Premium (f)               7.4%
Political Risk Premium                0.0%
Debt Beta for Target                 0.00
------------------------------------------

                      WEIGHTED AVERAGE COST OF CAPITAL (d)
                 ---------------------------------------------
                        DEBT / CAPITALIZATION (MARKET)
 UNLEVERED       ----------------------------------------------
(ASSET) BETA      40%      45%        50%        55%       60%
---------------------------------------------------------------
   0.56           9.2      9.1%       9.0%       8.9%      8.8%
                          ---------------------------
   0.61           9.5      9.4%       9.3%       9.2%      9.1%
   0.66           9.8      9.7%       9.6%       9.5%      9.4%
   0.71          10.1     10.0%       9.9%       9.8%      9.6%
                          ---------------------------
   0.76          10.4     10.3%      10.2%      10.0%      9.9%
---------------------------------------------------------------


(a) Source: Bloomberg's estimate using Value Line's estimation methodology using returns vs. the S&P 500 as of 5/13/99.

(b) Cost of Equity = Risk-Free Rate (R(F)) + Equity Beta (B(E)) * Equity Risk Premium (R(M)) - (R(F)).

(c)                            % E                          % D  * (1 - T)
      B(A)  =  B(E) *[----------------------- +  B(D) * [---------------------]
                       [% E + % D * (1 - T)]              % D * (1 - T) + % E

(d)   WACC = [(R(F)+ B(E) * (R(M)- R(F)) + R(P)) * %E] + [K(D) * (1 - T) * %D].
      Assumes pretax cost of debt remains constant.

(e) Any political risk premium (R(P)) is included in the pretax cost of debt (K(D)).

(f)   Source: Ibbotson Associates. Based on data from 1926 - 1995.

F.  EVA ANALYSIS

EVA ANALYSIS


                                                               Projected Fiscal Year Ending December 31,
                                                         ---------------------------------------------------------      Terminal
(Dollars in millions)                                     1999        2000        2001        2002         2003         Value (a)
---------------------------------------------------------------------------------------------------------------------------------
Net Operating Profit After Tax                           $191.4      $191.1     $199.7       $206.5       $218.7
Less: (Annually Adjusted Capitalization x WACC)          (204.7)     (211.2)    (215.8)      (219.9)      (224.2)
                                                         ------------------------------------------------------------------------
    Economic Value Added (EVA)                           ($13.2)     ($20.0)    ($16.1)      ($13.4)       ($5.5)        ($81.3)

Total EVA                               ($104)

Current Stock Price (a)               $17.125
5/3/1998 Firm Value                   $ 1,976
WACC                                     10.0%
Annual Pre-Tax Synergies              $  0.00

NET OPERATING PROFIT AFTER TAXES
------------------------------------------------------------------------------------------------------------------
Net Income                                                $86.0       $97.0      $109.0      $125.0       $152.0
Goodwill Amortization                                      22.8        22.8        22.9        22.9         23.0
Increase in Deferred Tax Liab.                             33.6        24.2        22.7        16.6         15.6
After-Tax Synergies (b)                                     0.0         0.0         0.0         0.0          0.0
Minority Interest                                           0.0         0.0         0.0         0.0          0.0
                                                         ---------------------------------------------------------
    Adjusted Income Available to Common                  $142.4      $144.0      $154.6      $164.5       $190.5
After-tax Interest Expense on Debt                         49.1        47.1        45.1        41.9         28.1
    NOPAT                                                $191.4      $191.1      $199.7      $206.5       $218.7

ANNUALLY ADJUSTED CAPITALIZATION
------------------------------------------------------------------------------------------------------------------
Capitalization                                           $1,976      $2,047      $2,112      $2,158       $2,199
Plus: Capital Expenditures                                 $125        $125        $110        $110         $115
Less: Depreciation                                         ($54)       ($60)       ($64)       ($68)       ($72)
                                                         ---------------------------------------------------------
Annually Adjusted Capitalization                         $2,047      $2,112      $2,158      $2,199       $2,242

(a)  Assumes 3% growth in terminal EVA.

(b)  Assumes tax rate of 40%.


TERMINAL VALUE CALCULATION
-------------------------------------------------------------
NOPAT Perpetuity Growth Rate                             0.0%
Terminal EVA Growth Rate                                 3.0%
Est. 2004 EVA                                          ($5.7)
-------------------------------------------------------------
EVA Terminal Value                                    ($81.3)

G.  EQUITY INVESTMENTS

PRELIMINARY VALUATION SUMMARY - EQUITY INVESTMENTS

                                  BOOK     MARKET
EQUITY INVESTMENTS               VALUE      VALUE
--------------------------------------------------
Delco Remy International (a)     $  11     $  41
Titan International (b)             48        33
MSX International (c)                8        40
Saturn Electronics (d)              27        40
Other (e)                            1        30
                                 -----     -----
Sub-total                           95       184
Equity Value Per Share           $2.01     $3.90
                                 -----     -----

Note: Book value based on Harbor management. Following notes apply to market value column.

(a) Based on 17.0% ownership at a market price of $9.69 as of 5/13/99.

(b) Based on 16.0% ownership at a market price of $9.69 as of 5/13/99.

(c) Based on Harbor management.

(d) Based on Harbor management.

(e) Other investments consist of 15% interest in Advanced Accessories, 20% interest in Int'l Crane Shaft and Tower Automotive warrants. Based on Harbor management.

H.  PREMIUMS PAID ANALYSIS

PREMIUMS PAID ANALYSIS

Manufacturing Industry Premiums Paid of Transactions of $1.5 - $2.5 Billion

(US $ in millions, except per share data)

                                                                                                               Stock Price Premium
                                                                                                             -----------------------
                                                                                      Enterprise    Price    1 day   1 week  4 weeks
Announced  Effective   Target                         Acquiror                          Value     Per Share  Prior    Prior   Prior
-----------------------------------------------------------------------------------------------------------------------------------
03/24/99               Knoll Inc(Warburg, Pincus)     Warburg, Pincus Ventures Inc    $1,232.1      $25.00    63.9%    35.6%  30.7%
03/24/99               Strafor-Facom SA               Fimalac                          1,020.2        87.1    22.51    23.1    23.5
03/02/99               XYLAN Corp                     Alcatel SA                       1,793.4        37.0    37.36    68.2    89.1
03/01/99    04/15/99   Reltec Corp                    General Electric Co PLC          2,039.1        29.5    35.63    48.0    55.3
02/18/99               Newport News Shipbuilding Inc  General Dynamics Corp            2,046.3        38.5    38.43    38.4    36.6
02/08/99    02/08/99   Howmet International Inc       Cordant Technologies Inc         2,611.0        17.0     7.09    11.5    13.3
02/01/99    04/09/99   Aeroquip-Vickers Inc           Eaton Corp                       2,012.2        58.0    64.54    68.1    91.7
01/08/99               Wolverhampton & Dudley         Marston Thompson & Evershed      1,053.2        13.8   101.19   101.2   112.1
12/17/98    12/17/98   Dragados y Construcciones SA   Banco Central Hispanoamericano   2,137.0        31.7    39.97    36.6    54.9
12/15/98               Coltec Industries Inc          Crane Co                         2,070.5        22.4    34.23    27.1    36.8
11/23/98               Coltec Industries Inc          BF Goodrich Co                   1,913.8        20.1    12.20    22.9    26.3
10/22/98    03/31/99   Essex International            Superior Telecom Inc             1,299.8        32.0    38.01   106.5    69.5
10/06/98    02/05/99   Australian National Industries Smorgon Steel Group Ltd          1,004.0         0.8    32.29    67.1    84.1
08/27/98    10/13/98   Berg Electronics Corp          Framatome Connectors Intl        1,786.0        35.0    62.32    71.3    76.1
08/13/98               Sunbeam Corp                   MacAndrews & Forbes Holdings     2,212.2         7.0     1.82     0.0   (28.7)
08/05/98               Inspec Group PLC               Laporte PLC                      1,117.1         5.6     2.26    53.5    31.5
07/20/98    10/06/98   General Signal Corp            SPX Corp                         2,309.4        45.0    19.60    22.7    19.4
07/06/98               Gemstar International Group    United Video Satellite Group     2,353.5        45.0    15.76    21.4     3.2
06/12/98    07/21/98   Triangle Pacific Corp          Armstrong World Industries Inc   1,124.6        55.5    26.14    26.5    24.0
05/26/98               AECI Ltd                       Sasol Ltd                        1,086.3         5.9     7.14     9.1    18.3
05/11/98               Delta & Pine Land Co           Monsanto Co                      1,924.1        46.1   (12.52)   (6.4)   (1.8)

                                                                      Mean            $1,721.2       $31.3     30.9%   40.6%   41.2%
                                                                    Median             1,913.8        31.7     32.3    35.6    31.5
                                                                      High             2,611.0        87.1    101.2   106.5   112.1
                                                                       Low             1,004.0         0.8    (12.5)   (6.4)  (28.7)




105